SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Doral Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Doral Financial Corporation
1451 F.D. Roosevelt Avenue
San Juan, Puerto Rico 00920-2717

March 15, 2004

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Doral Financial Corporation. This year the meeting will be held at the seventh floor of the Doral Financial Plaza Building located at 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico on Wednesday, April 21, 2004. The meeting will begin promptly at 11:00 a.m., local time.

     The annual meeting is an excellent opportunity to discuss your corporation’s progress and we encourage you to attend. Stockholders will have the opportunity to ask questions during the meeting.

     We also urge you to review the enclosed proxy statement and complete, sign and return your proxy card in the envelope provided, even if you plan to attend the meeting. Your vote is important, and the prompt return of your proxy card will ensure that your vote is counted. Your participation in the affairs of Doral Financial is an essential ingredient of our success. Please note that sending us your proxy will not prevent you from voting in person at the meeting should you so desire.

     We appreciate your interest and investment in Doral Financial Corporation and look forward to seeing you at the annual meeting.

Sincerely,

Salomón Levis
Chairman of the Board and
Chief Executive Officer

Doral Financial Corporation
1451 F.D. Roosevelt Avenue
San Juan, Puerto Rico 00920-2717

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, April 21, 2004

     The annual meeting of stockholders of Doral Financial Corporation (“Doral Financial”) will be held at the seventh floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico on Wednesday, April 21, 2004, beginning at 11:00 a.m., local time. At the meeting, stockholders will consider and act upon the following proposals:

1.	The election of nine directors of Doral Financial;

2.	A proposal to amend Doral Financial’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000 shares;

3.	A proposal to amend Doral Financial’s Restated Certificate of Incorporation to increase the number of authorized shares of serial preferred stock from 10,000,000 to 40,000,000 shares;

4.	A proposal to adopt the Doral Financial Corporation Omnibus Incentive Plan;

5.	The ratification of the selection of PricewaterhouseCoopers LLP as Doral Financial’s independent accountants for the fiscal year ending December 31, 2004; and

6.	Such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record as of the close of business on March 12, 2004 are entitled to notice of, and to vote at, the annual meeting or any adjournments. A list of these stockholders will be available for inspection for a period of 10 days prior to the annual meeting at the office of Doral Financial at the ninth floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico, and will also be available for inspection at the meeting itself.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

By order of the Board of Directors,

Richard F. Bonini
Secretary

Dated: March 15, 2004

Doral Financial Corporation
1451 F.D. Roosevelt Avenue
San Juan, Puerto Rico 00920-2717

PROXY STATEMENT

     This proxy statement contains information related to the annual meeting of stockholders of Doral Financial Corporation to be held on Wednesday, April 21, 2004, beginning at 11:00 a.m., local time, at the seventh floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico and at any postponements or adjournments thereof. Doral Financial anticipates that this proxy statement and the accompanying form of the proxy will be mailed to stockholders commencing on or about March 15, 2004.

About the Meeting

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of nine directors, proposals to increase the numbers of authorized shares of common stock and serial preferred stock, the adoption of the Doral Financial Corporation Omnibus Incentive Plan and the ratification of Doral Financial’s independent accountants. In addition, Doral Financial’s management will report on the performance of Doral Financial during 2003 and respond to appropriate questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, March 12, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

     Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, [        ] shares of common stock of Doral Financial were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to Doral Financial, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Doral Financial either a notice of revocation or a duly executed proxy, bearing a later date. The powers of the proxy holders with respect to your proxy will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. The Board recommends a vote:

•	for the election of the nominated slate of nine directors (see page 7);

•	for the increase in the number of authorized shares of common stock from 200,000,000 to 500,000,000 shares (see page 25);

•	for the increase in the number of authorized shares of serial preferred stock from 10,000,000 to 40,000,000 shares (see page 26);

•	for the adoption of Doral Financial Corporation Omnibus Incentive Plan (see page 28); and

•	for ratification of the appointment of PricewaterhouseCoopers LLP as Doral Financial’s independent accountants (see page 37).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors.

     Increase in number of Authorized Shares of Common Stock and Serial Preferred Stock. The affirmative vote of a majority of the outstanding shares of common stock is required for the proposed amendments to Doral Financial’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock and serial preferred stock. Since abstentions and broker non-votes will not be voted for these proposals, they will have the same legal effect as a negative vote.

     Adoption of Doral Financial Corporation Omnibus Incentive Plan; Ratification of Independent Auditors and Other Items. For the adoption of the Doral Financial Corporation Omnibus Incentive Plan, the ratification of Doral Financial’s independent accountants and any other item voted upon at the annual meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Abstentions will not be voted for any such matter. Accordingly, abstentions will have the same legal effect as a negative vote. Broker non-votes will not be counted in determining the number of shares necessary for approval.

Who will bear the costs of soliciting proxies for the Annual Meeting?

     The cost of soliciting proxies for the annual meeting will be borne by Doral Financial. In addition to the use of the mails, proxies may be solicited personally or by telephone. Mellon Investor Services LLC has been retained by Doral Financial to assist in the distribution of proxy materials and the solicitation of votes for $11,500, plus reimbursement of reasonable out-of-pocket expenses. Directors, officers and employees of Doral Financial may also solicit proxies but will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of Doral Financial by brokers, nominees, custodians and other similar parties.

Security Ownership of Management and Principal Holders

     The following table shows, as of March 1, 2004, the amount of Doral Financial’s common stock beneficially owned (unless otherwise indicated in the footnotes) by each director, nominee for director, executive officer named in the Cash Compensation Table and 5% shareholder of Doral Financial, and by all directors and executive officers of Doral Financial as a group. The information is based on reports filed with the SEC and information provided by the persons named below. No director, nominee or executive officer owned shares of preferred stock of Doral Financial as of such date.

	Amount and Nature	Percent
Name of Beneficial Owner	of Beneficial Ownership(1)(2)	of Class

Management
Salomón Levis(3)	2,142,499	2.0%
Richard F. Bonini	1,864,421	1.7%
Mario S. Levis(3)(4)	2,447,303	2.3%
Zoila Levis(3)	1,837,836	1.7%
David Levis(3)(5)	1,965,027	1.8%
Edison Vélez	140,019	**
David R. Levis(3)	67,488	**
Edgar M. Cullman, Jr.(6)	11,860,648	11.0%
John L. Ernst(6)	11,860,648	11.0%
Efraim M. Kier	12,375	**
John B. Hughes	—
Harold D. Vicente	33,525	**
Peter A. Hoffman	300	**
All directors, nominees and executive officers as a group, consisting of 18 persons, including those named above	22,458,736	20.1%
Other Principal Holders
Edgar M. Cullman(6)	11,860,648	11.0%
387 Park Avenue South
New York, NY 10016

Louise B. Cullman(6)	11,860,648	11.0%
387 Park Avenue South
New York, NY 10016

Susan R. Cullman(6)	11,860,648	11.0%
387 Park Avenue South
New York, NY 10016

Frederick M. Danziger(6)	11,860,648	11.0%
2 East 73rd Street
New York, NY 10021

Lucy C. Danziger(6)	11,860,648	11.0%
2 East 73rd Street
New York, NY 10021

Cullman and Ernst Group(7)	11,860,648	11.0%
387 Park Avenue South
New York, NY 10016

Levis Family(3)	8,527,077	7.7%
1451 F.D. Roosevelt Avenue
San Juan, Puerto Rico

FMR Corp.(8)	10,745,312	9.9%
Edward C. Johnson, III
Abigail P. Johnson
Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109

Barclays Global Investors N.A.(9)	7,725,877	7.2%
45 Fremont Street
San Francisco, CA

**	Represents less than 1% of Doral Financial’s outstanding Common Stock.

     (1) Except as noted in the footnotes below, the information is based on the SEC’s definition of “beneficial ownership,” which is broader than ownership in the usual sense. For example, under SEC rules you beneficially own stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee or a contract or an understanding) have or share the power to vote the stock or to sell it, or if you have the right to acquire it within 60 days. Where more than one person shares investment and voting power in the same shares or if such shares are owned by any member of the Cullman and Ernst Group, such shares are shown more than once. Such shares are reflected only once, however, in the total for all directors and officers as a group.

     Certain of the persons named in the table disclaim beneficial ownership of some of the shares included in the table as follows:

•	Salomón Levis, Zoila Levis, David Levis, Mario S. Levis, David R. Levis and Aidiliza Levis each disclaim beneficial ownership of all shares reflected as owned by the Levis Family that are not owned by them directly.

•	Edgar M. Cullman, Jr. — 5,377,986; shares in which he holds shared investment and/or voting power and 6,138,936; shares in which he holds no investment or voting power other than the understanding referred to in footnote (7).

•	John Ernst — 1,313,109 shares in which he holds shared investment and/or voting power and 10,208,813 shares in which he holds no investment or voting power other than the understanding referred to in footnote (7).

•	Edgar M. Cullman — 5,869,705 shares in which he holds shared investment and/or voting power and 5,647,217 shares in which he holds no investment and/or voting power other than the understanding referred to in footnote (7).

•	Louise B. Cullman — 4,845,207 shares in which she holds shared investment and/or voting power and 6,671,715 shares in which she holds no investment or voting power other than the understanding referred to in footnote (7).

•	Susan R. Cullman — 5,384,013 shares in which she holds shared investment and/or voting power and 6,138,936 shares in which she holds no investment or voting power other than the understanding referred to in footnote (7).

•	Frederick M. Danziger — 993,658 shares in which he holds shared investment and/or voting power and 10,523,624 shares in which he holds no investment or voting power other than the understanding referred to in footnote (7).

•	Lucy C. Danziger — 5,841,872 shares in which she holds shared investment and/or voting power and 5,675,050 shares over which she has no investment or voting power other than the understanding referred to in footnote (7).

     (2) Includes the number of shares that could be purchased by exercise of stock options exercisable at March 1, 2004 or within 60 days after that date under Doral Financial’s stock option plan as follows: Salomón Levis — 1,579,500 shares, Zoila Levis — 789,750 shares, Richard F. Bonini — 747,000 shares, Mario S. Levis — 643,500 shares, Edison Vélez — 112,500 shares, David R. Levis — 6,750 shares, and for all directors, nominees and executive officers as a group — 3,895,875 shares. Also includes shares held under Doral Financial’s profit sharing plans that are subject to transfer restrictions as follows: Salomon Levis — -0- shares, Zoila Levis — 612 shares, Richard F. Bonini — 659 shares, Mario S. Levis — 626 shares, Edison Vélez — 519 shares, David R. Levis — 363 shares, and for all directors nominees and executive officers as a group — 5,149 shares.

     (3) Salomón Levis, the Chairman of the Board and Chief Executive Officer of Doral Financial, Zoila Levis, the President of Doral Financial and David Levis, a director emeritus of Doral Financial and the former Chairman of the Board and Chief Executive Officer of Doral Financial, are siblings. Mario S. Levis and David R. Levis are sons of David Levis and nephews of Salomón Levis and Zoila Levis. As of March 1, 2004, Salomón Levis, Zoila Levis, David Levis, Mario S. Levis, David R. Levis and Aidiliza Levis beneficially owned an aggregate of 8,527,077 shares (including 3,035,250 shares subject to stock options exercisable at March 1, 2004 or within 60 days thereof) of common stock or approximately 7.7% of the outstanding common stock of Doral Financial, assuming exercise of outstanding stock options held by such persons. Included among the shares reported as beneficially owned by Levis Family members are 66,924 shares, including 15,750 shares subject to stock options, owned by Aidiliza Levis who is not listed as an executive officer of Doral Financial. She is the daughter of David Levis, the sister of Mario S. Levis and David R. Levis and the niece of Salomón Levis and Zoila Levis. Salomón Levis, Zoila Levis, Mario S. Levis, David Levis, Aidiliza Levis and David R. Levis have filed a Schedule 13D with the SEC stating that there is no agreement or understanding among the members of the Levis family regarding the holding or voting of the shares of common stock held by them other than an informal understanding to consult with each other regarding the voting and disposition of the shares owned by each of them. Each of the members of the Levis family listed above disclaims that the members of the family constitute a group for purposes of the Securities Exchange Act of 1934, assert that each such person has sole voting and investment power with respect to the respective shares of common stock owned by them and each disclaims any beneficial interest in the shares of common stock owned by members of the family.

     (4) Includes 3,975 shares of common stock owned by the spouse of Mario S. Levis.

     (5) David Levis is a director emeritus of Doral Financial and is the former Chairman of the Board and Chief Executive Officer of Doral Financial.

     (6) Member of the Cullman and Ernst Group. Edgar M. Cullman is the father of Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger, the husband of Louise B. Cullman, and the uncle of John L. Ernst. Lucy C. Danziger is the wife of Frederick M. Danziger.

     (7)  As of March 1, 2004, a group consisting of Edgar M. Cullman, his son Edgar M. Cullman, Jr., a director of Doral Financial, direct members of their families and trusts for their benefit, Mr. John L. Ernst, also a director of Doral Financial, his sister and direct members of their families and trusts for their benefit owned an aggregate of 11,860,648 shares of common stock or approximately 11.0% of the outstanding common stock. Among others, Messrs. Cullman and Cullman, Jr. and their wives, Mr. Ernst and to a lesser extent Mr. Danziger (who is a member of the Cullman and Ernst Group), hold investment and voting power or shared investment and voting power over such shares. Mr. Danziger is the brother-in-law of Mr. Edgar M. Cullman, Jr. and a former director of Doral Financial. A Schedule 13D filed with the SEC on behalf of the Cullman and Ernst Group states that there is no formal agreement governing the group’s holding and voting of such shares, but that there is an informal understanding that the persons and trusts included in the group will hold and vote together the shares owned by each of them in each case subject to any applicable fiduciary responsibilities.

     (8) Based on information contained in a Schedule 13G filed with the SEC jointly by FMR Corp., Fidelity Management & Research Company, Edward C. Johnson, III and Abigail P. Johnson. FMR is the parent corporation of Fidelity Management & Research Company and members of the Johnson family and trusts for their benefit are the predominant owners of the voting stock of FMR. Edward C. Johnson and Abigail P. Johnson are also directors of FMR. According to the Schedule 13G, Fidelity Management & Research Company is the beneficial owner of 10,745,312 shares (including 53,637 shares of common stock issuable upon conversion of Doral Financial’s 4.75% Perpetual Cumulative Convertible Preferred Stock) or approximately 9.96% of the outstanding common stock of Doral Financial as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. According to the Schedule 13G, the interest of one of those investment companies, Fidelity Low Priced Stock Fund amounted to 6,412,500 shares or approximately 5.94% of the outstanding common stock of Doral Financial. According to the Schedule 13G, Edward C. Johnson, III and FMR Corp., through their control of Fidelity Management Trust Company each has sole dispositive power over 583,650 shares owned by certain institutional accounts for which Fidelity Management Trust Company serves as investment manager.

     (9) Based on information contained in Schedule 13G filed with the SEC jointly by Barclays Global Investors NA and a number of its domestic and foreign affiliates. Of the total amount reported, Barclays Global Investors NA beneficially owned 6,246,851 shares or approximately 5.79% of the outstanding common stock of Doral Financial.

Proposal 1

Election of Directors and Related Matters

Election of Directors

     The By-Laws of Doral Financial provide that the Board of Directors shall consist of not less than five nor more than eleven directors as shall be fixed from time to time by the Board of Directors. The number of Directors of Doral Financial has been fixed at nine in connection with the annual meeting. At the annual meeting, nine directors comprising the entire Board of Directors of Doral Financial are to be elected. The Board of Directors has proposed the nominees listed below for election as directors to serve until the 2005 annual meeting or until their successors are duly elected and qualified. Except for Peter A. Hoffman, who is being nominated for the first time, all of the nominees currently are members of the Board of Directors and all the nominees were recommended for election or reelection, as applicable, by the Corporate Governance and Nominating Committee of the Board of Directors. A non-management independent member of the Board of Directors recommended Mr. Hoffman to be considered for election as a director.

     Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve for a one year term. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies shall be voted for a substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced.

     There are no arrangements or understandings between Doral Financial and any person pursuant to which such person has been elected a director.

     The following table sets forth as of March 1, 2004, certain information with respect to each nominee for director.

		Director
Name	Principal Occupation and Other Information	Since

Salomón Levis(1)	Chairman of the Board and Chief Executive Officer of Doral Financial since February 1990; Chairman of the Board of Doral Bank, Doral Bank, FSB, Doral Securities, Inc., Sana Investment Mortgage Bankers, Inc., Doral Insurance Agency, Inc. and Doral Money, Inc., each a direct or indirect wholly-owned subsidiary of Doral Financial; President and Chief Executive Officer of Doral Financial (1989 — 1991); Chairman of the Board, Doral Mortgage Corporation, a wholly-owned subsidiary of Doral Financial (1988 — 1990); President and Chief Operating Officer, Doral Mortgage Corporation (1985 — 1988). Age 61.	1988

Richard F. Bonini	Secretary of the Board of Doral Financial since December 1991; Senior Executive Vice President of the Corporation (1988-2003), Chief Financial Officer of Doral Financial (1996-2003); Director and Secretary of Doral Mortgage Corporation, Doral Bank and Doral Bank, FSB; Consultant to Culbro Corporation (1989 — 1990); Senior Vice President, Culbro Corporation and Vice President of Doral Financial (1976 — 1988). Mr. Bonini was formerly a director of Search Capital Group (automobile financing),which filed for relief from its creditors under Chapter 11 of the Federal Bankruptcy Code in February 1998. Age 65.	1976

		Director
Name	Principal Occupation and Other Information	Since

Edgar M. Cullman, Jr.(2)	President and Chief Executive Officer of General Cigar Holdings, Inc. since December 1996; Chief Executive Officer Culbro Corporation from April 1996 to December 1996; President, Culbro Corporation from 1984 to December 1996; Executive Vice President, Culbro Corporation (1983 — 1984); President, General Cigar & Tobacco Co. (1980 — 1983); Director, General Cigar Holdings, Inc., and Bloomingdale Properties, Inc. (investments and real estate). Age 57.	1988

John L. Ernst(2)	Chairman of the Board and President of Bloomingdale Properties, Inc., since September 1984; Director, Griffin Land & Nurseries, Inc. Age 63.	1989

Peter A. Hoffman	Director HGH Associates (Financial Consulting) since April 2003. Self-employed consultant from June 2002 to March 2003. Partner with Deloitte & Touche LLP from 1975 to 2002. Director of Doral Bank, FSB from April 2003 to February 2004. Age 64.	—

John B. Hughes	Vice President — Risk Management of the American Express Company since January 2002. Vice President and Assistant Treasurer, American Express International Bank from 1995 to 2001. Director of Doral Bank, FSB from October 2000 to December 2002. Age 48.	2002

Efraim Kier	President and Chief Executive Officer of A&M Holdings, Inc., San Juan, Puerto Rico (real estate development and management) since 1962. Age 74.	1998

Zoila Levis(1)	President and Chief Operating Officer of Doral Financial since August 1991; Director of Doral Bank, Doral Insurance Agency, Inc. and Doral Securities, Inc.; Executive Vice President of Doral Financial from January 1990 to August 1991; President of Z. Levis Assoc. (real estate development) from January 1985 to December 1989. Age 56.	1991

Harold D. Vicente	Attorney in private practice with the law firm of Vicente & Cuebas, San Juan, Puerto Rico, for more than the past five years. Age 58.	2000

(1)	Zoila Levis is the sister of Salomón Levis.

(2)	Edgar M. Cullman, Jr. and John L. Ernst are cousins.

Corporate Governance

     Doral Financial’s affairs are managed by, or are under the direction of, the Board of Directors pursuant to the General Corporation Law of the Commonwealth of Puerto Rico and Doral Financial’s By-Laws. Members of the Board of Directors are kept informed of the company’s business through discussions with the Chairman, with the President, the Chief Financial Officer, the Internal Auditor and with other key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Corporate Governance Guidelines

     Doral Financial has conducted a review of its corporate governance policies and practices. This process included comparing current polices and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, we have adopted a set of Corporate Governance Guidelines that the Board of Directors believes are the best corporate governance policies and practices for Doral Financial. In addition, we have adopted a Code of Business Conduct and Ethics that complies with the requirements of the Sarbanes-Oxley Act of 2002 and certain rule changes made by the Securities and Exchange Commission and the New York Stock Exchange. Copies of Doral Financial’s Corporate Governance Guidelines and Code of Business Conduct and Ethics may be found on our website at www.doralfinancial.com. You may also obtain a written copy of these documents by requesting them from our General Counsel at 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717.

     During 2003 the Board of Directors adopted several procedures by which shareholders and employees can send communications to the Board of Directors or report possible legal or ethical violations. The Board of Directors has implemented a 24-hour toll-free hotline by which shareholders and employees may contact the Board of Directors. The number for the 24-hour toll-free hotline is 1-866-393-6725. Shareholders or employees may also direct their communications to Doral Financial’s Audit Committee to:

Chairman Audit Committee	or	Doral Financial Corporation
Doral Financial Corporation		P.O. Box 564
387 Park Avenue South		Murray Hill Station
New York, NY 10016		New York, New York 10156
Attention: Secretary of the Board		Attention: Chairman of the Audit Committee

Board Independence

     The Board of Directors is composed of a majority of directors who qualify as independent directors (“Independent Directors”) pursuant to the rules adopted by the Securities and Exchange Commission applicable to the corporate governance standards for companies listed on the New York Stock Exchange. If the proposed nominees for election are elected at the annual meeting, two-thirds of the Board of Directors will consist of Independent Directors. The Board Structure includes audit, compensation and corporate governance and nominating committees consisting entirely of Independent Directors.

     In determining independence, the Board of Directors has affirmatively determined whether directors have a “material relationship“with Doral Financial. When assessing the “materiality“of a director’s relationship with Doral Financial, the Board of Directors considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation, and the frequency or regularity of the services, whether the services are being carried out at arm’s length in the ordinary course of business and whether the services are being provided substantially on the same terms to Doral Financial as those prevailing at the time from unrelated parties for comparable transactions. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. Independence means (1) not being a present or former employee of Doral Financial; (2) not personally receiving or having an immediate family member who receives more than $100,000 per year in direct compensation from Doral Financial other than director and committee fees and pension or other forms of deferred compensation; (3) not being employed, or having an immediate family member employed as an executive officer of another company where any current executive of Doral Financial serves on that company’s compensation committee; (4) not being employed by or affiliated with or having an immediate family member employed by or affiliated with a present or former internal or external auditor of Doral Financial within the three previous years; or (5) not being a director who is an executive officer or employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from Doral Financial for property or services in an amount which does not exceed the greater of $1 million, or 2% of Doral Financial’s or the other persons’s consolidated gross revenues.

     Applying these standards, the Board of Directors has determined that the following majority of directors and nominees are independent — Edgar M. Cullman, Jr., John L. Ernst, Peter A. Hoffman, John B. Hughes, Efraim Kier and Harold D. Vicente.

Directors’ Meetings

     The Board of Directors held eight meetings during the year ended December 31, 2003. Each director attended at least 75% of the total number of meetings of the Board and of all committees on which he or she served during such period.

     Each of the current Directors attended last year’s annual stockholders’ meeting. While Doral Financial encourages directors to attend annual stockholders meetings it has not adopted a formal policy that all directors must attend annual stockholder’s meetings. As a practical matter, they will have to attend, because Doral Financial always schedules a regular Board of Directors meeting following the annual stockholder’s meeting.

Board Compensation

     Each member of the Board of Directors who is not an employee or consultant of Doral Financial receives an annual stipend of $18,000. Members of the audit committee receive an additional $12,000 annual stipend. Members of other committees are paid a fee of $1,000 for each committee meeting attended on days when a regular Board meeting is not being held.

Indemnification of Directors

     Doral Financial has obtained directors and officers liability insurance for its directors and officers. Doral Financial’s Restated Certificate of Incorporation contains a provision that exempts directors from personal liability for monetary damages to Doral Financial or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. Doral Financial has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law.

Board Committees

     The Board of Directors has standing Audit, Compensation and Corporate Governance and Nominating committees. Current copies of the charters of the Audit, Compensation and Corporate Governance and Nominating committees may be found on our website at www.doralfinancial.com and will be provided to shareholders upon written request to the General Counsel of Doral Financial at 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717.

     The Audit Committee met seven times, the Compensation Committee met three times and the Corporate Governance and Nominating Committee met once during 2003.

     Audit Committee

     The functions of the Audit Committee are described below under the caption “Report of the Audit Committee.” The members of the Audit Committee are Messrs. Cullman, Jr., Hughes, Kier and Vicente. During the year, the Board examined the composition of the Audit Committee in light of the New York Stock Exchange’s new listing standards governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee met the New York Stock Exchange’s and SEC’s standards for independence. With respect to Mr. Cullman, Jr. the Board specifically considered the fact that he was a member of a shareholder group that owned approximately 11% of the outstanding common stock of Doral Financial. The Board believes that this level of ownership did not impair his independence for the following reasons. First, Mr. Cullman, Jr. disclaims beneficial ownership of all but 343,526 shares held by the group. Second, Mr. Cullman, Jr. has never been involved in the day-to-day management of Doral Financial. The Board of Directors has also determined that each member is financially literate and has designated Mr. Hughes and Mr. Hoffman, who is being nominated as a director for the first time, as “audit committee financial experts” as such term is defined in the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. Under final New York Stock Exchange rules, audit committee members may not receive any advisory or consulting fees for services to Doral Financial.

     Corporate Governance and Nominating Committee

     The functions of the Corporate Governance and Nominating Committee include: making recommendations to the Board of Directors as to the size of the Board of Directors, recommending to the Board of Directors nominees for election as directors and making recommendations to the Board of Directors from time to time as to matters of corporate governance. The current members of the Corporate Governance and Nominating Committee are Messrs. Hughes, Kier and Vicente, each of whom has been determined to be independent by the Board of Directors.

     The Nominating and Corporate Governance Committee has not established any specific, minimum qualifications that the nominating committee believes must be met by a nominating committee-recommended nominee for a position on Doral Financial’s Board of Directors. The Committee instead considers a variety of factors, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

     The Corporate Governance and Nominating Committee generally identifies qualified candidates on the basis of recommendations made by existing independent directors or management. In the past, it has also evaluated prospective candidates that serve as independent directors on the Board of Directors of Doral Financial’s federal savings bank subsidiary. The Committee and the Board’s policy is to evaluate potential nominees for election no differently regardless of whether the nominee is recommended by shareholders, a non-management Board member or Doral Financial’s management. The Committee will consider potential nominees from all these sources, develop information from a variety of sources regarding the potential nominee, evaluate the potential nominee’s qualifications and make a decision whether to nominate any potential nominees to the Board.

     The Corporate Governance and Nominating Committee will consider qualified candidates suggested by shareholders upon written submission by a shareholder in writing to the Corporate Secretary of the names of such nominees, together with their qualifications for service and evidence of their willingness to serve. Shareholder nominations to the Board must be made by January 21, 2005.

     Compensation Committee

     The Compensation Committee is charged with reviewing Doral Financial’s general compensation strategy, reviewing benefit programs, administering Doral Financial’s stock option plan, approving the compensation of the Chief Executive Officer and approving certain other employment contracts for senior executive officers. The members of the Compensation Committee are Messrs. Ernst, Hughes and Kier, each of whom has been determined to be independent by the Board of Directors.

Compensation Committee Interlocks and Insider Participation

     Neither of Messrs. Ernst, Hughes or Kier is or was during 2003 an executive officer of Doral Financial. Since January 1, 2003, none of the executive officers of Doral Financial has served as a director, executive officer or compensation committee member of another entity which had an executive officer who served as a compensation committee member or director of Doral Financial.

Certain Relationships and Related Transactions

     Mr. Cullman, Jr. is a director and executive officer of General Cigar Holdings, Inc., a subsidiary of which leases space in a commercial building in New York City to Doral Bank, FSB, Doral Financial and Doral Money for use as a bank branch and administrative offices. These lease payments paid to General Cigar Holdings during 2003 were $1.0 million and represented less than 2% of the consolidated gross revenues of either General Cigar Holdings or Doral Financial. Doral Financial believes that the lease terms are no less favorable to Doral Financial than those that could be obtained from non-affiliated parties based on lease terms offered by landlords to unaffiliated tenants for comparable properties in the New York Metropolitan area.

     During 2003, Aidiliza Levis, the daughter of David Levis, the former Chairman of the Board and a director emeritus of Doral Financial, sister of Mario S. Levis, a Senior Executive Vice President and Treasurer of Doral Financial, and of David R. Levis, the President of HF Mortgage Bankers Division, and the niece of Salomón Levis and Zoila Levis, the Chairman of the Board and President, respectively, of Doral Financial, was employed as the President of Centro Hipotecario, Inc., a wholly-owned subsidiary of Doral Financial. During 2003, she received compensation of $770,258 (including contributions to Doral Financial’s Retirement and Incentive Savings Plan), consisting of $86,000 in basic salary and benefits and $684,258 in incentive compensation.

     During 2003, David R. Levis, the son of David Levis, the brother of Mario S. Levis and Aidiliza Levis, and the nephew of Salomón Levis and Zoila Levis, was employed as President of Doral Financial’s HF Mortgage Bankers Division, a division of Doral Financial. During 2003, he received compensation of $504,219 (including contributions to Doral Financial’s Retirement and Incentive Savings Plan), consisting of $98,480 in basic salary and benefits and $405,739 in incentive compensation.

     During 2003, Joseph Levis, the son of Salomón Levis, the nephew of David Levis and Zoila Levis and cousin of Aidiliza Levis, Mario S. Levis and David R. Levis, was employed as a loan underwriter by Doral Bank, a wholly-owned subsidiary of Doral Financial. During 2003, he received salary and related compensation of $63,025.

     During 2003, Doral Financial made contributions of $150,000 to the Fundación Chana Goldstein y Samuel Levis, Inc., a Puerto Rico not-for-profit corporation engaged in various charitable activities in Puerto Rico addressing homelessness, substance abuse, violence and high-school drop-out problems. Salomón Levis, Zoila Levis and David Levis are members, among others, of the board of trustees of Fundación Chana Goldstein y Samuel Levis, Inc., and María Fernanda Levis, the daughter of David Levis, is the executive director of this entity.

     During 2003, Doral Financial purchased $20.5 million in mortgage loans from Easy Money, Inc., a company controlled by the husband of Aidiliza Levis, who is also the brother-in-law of Mario S. Levis and David R. Levis. All such purchases were made in the ordinary course of business on substantially the same terms, including purchase prices, as those available for comparable transactions with unrelated parties.

     During 2003, Doral Financial purchased two floors in a commercial building from a partnership in which Arturo Madero, the spouse of Zoila Levis, had a 50% equity interest. The total purchase price was $8.7 million or $238 per square foot. Doral Financial believes that purchase terms were no less favorable to Doral Financial than those that could have been obtained from unaffiliated parties for comparable commercial properties in the San Juan metropolitan area.

     From time to time, Doral Financial or its subsidiaries make mortgage loans to persons who purchase homes in residential housing projects developed by entities controlled by Efraim Kier, a director of Doral Financial, and Arturo Madero, the spouse of Zoila Levis, the President of Doral Financial. All such loans have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions for persons purchasing homes in projects developed by unaffiliated persons. Management believes that these loans do not involve more than the normal risk of collectibility or present other unfavorable features.

     Doral Bank and Doral Bank, FSB, each a wholly-owned subsidiary of Doral Financial, have had, and expect to have in the future banking transactions in the ordinary course of business with directors and executive officers of Doral Financial as well as their affiliated entities. All extensions of credit to any of these persons by Doral Bank or Doral Bank, FSB have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

     The following table shows certain information with respect to mortgage loans made by Doral Financial’s mortgage banking units to executive officers of Doral Financial and to certain related interests of directors and executive officers of Doral Financial. The table does not include loans made in the ordinary course of business by Doral Financial’s banking subsidiaries or loans sold to investors prior to January 1, 2003. Doral Financial believes that all such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons. Management believes that these loans do not involve more than the normal risk of collectibility or present other unfavorable features.

	Year Loan	Highest Principal		Principal Balance		Interest
Name and Position	Made	Amount During 2003		At 12/31/03		Rate

Zoila Levis, President	2003	$250,200	(1)	$247,468	(2)	5.625%
Arturo Madero(3)	2003	254,700	(1)	251,919	(2)	5.625%
River Hills, S.E.(4)	2001	842,165		822,165		1.5%
						over prime
Costa Real, S.E.(4)	2000	48,000		48,010		0.5%
						over prime

     (1)  Loan secured by residential mortgage.
     (2)  Loan was sold to investor during 2003 and is being serviced by Doral Financial.
     (3)  Spouse of Zoila Levis, the President and a Director of Doral Financial.
     (4)  Partnership controlled by Arturo Madero, the spouse of Zoila Levis, the President and a director of Doral Financial. These loans are construction or lands loans and secured by real estate mortgages.

Report of the Audit Committee

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Doral Financial under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Doral Financial specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit Committee of the Board of Directors developed a written charter for the Audit Committee, which was approved by the full Board on June 5, 2000, amended and restated on February 1, 2001 and further revised on January 23, 2004. The complete text of the charter, as amended and restated, which reflects standards set forth in SEC regulations and New York Stock Exchange listing rules, is available through the Corporate Governance page of our website at www.doralfinancial.com and will be provided to shareholders upon written request.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of Doral Financial’s financial reporting process. As set forth in the charter, management of Doral Financial is responsible for the preparation, presentation and integrity of Doral Financial’s financial statements, and for Doral Financial’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for auditing Doral Financial’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect and by the Sarbanes-Oxley Act of 2002. Finally, the Committee discussed with

PricewaterhouseCoopers LLP matters related to their independence and has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect and considered whether any other non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining the auditor’s independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Doral Financial’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Doral Financial’s auditors are in fact “independent.”

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements of Doral Financial be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

Members of the Audit Committee

Edgar Cullman, Jr., Chairman John B. Hughes Efraim Kier Harold D. Vicente, Esq.

Dated: March 15, 2004

Executive Officers Who Are Not Directors

     The following information is supplied with respect to the executive officers of Doral Financial who do not serve on Doral Financial’s Board of Directors. There are no arrangements or understandings pursuant to which any of these executive officers was selected as an officer, except for their employment agreements with Doral Financial. None of the executive officers shown below is related to any other director or executive officer of Doral Financial by blood, marriage or adoption, except that Mario S. Levis and David R. Levis are nephews of Salomón Levis and Zoila Levis and are brothers.

Name	Principal Occupation During the Past Five Years	Age

Luis Aponte	Corporate Controller since August 2002 and Senior Vice President since October 2003; Financial Controller of Doral Financial and Doral Mortgage Corporation from December 1998 to August 2002; Vice President — Controller of Economic Development Bank for Puerto Rico from May 1993 to December 1998.	46

Israel Bravo	Executive Vice President — Information Technology since April 2002; Director of Doral Bank; Executive Vice President of Doral Bank from June 2000 to March 2002, Senior Vice President of Doral Bank from September 1993 to June 2000.	40

Name	Principal Occupation During the Past Five Years	Age

Mario S. Levis	Senior Executive Vice President of Doral Financial since April 2002 and Treasurer of Doral Financial since December 1991; Executive Vice President of Doral Financial from September 1995 to April 2002; Director of Doral Securities, Inc.; Executive Vice President of Doral Mortgage Corporation; Senior Executive Trader of Doral Financial from 1988 to December 1991; Trader, Merrill Lynch Pierce Fenner & Smith Incorporated (1987 — 1988).	40

David R. Levis	President, HF Mortgage Bankers Division since February 2002; Senior Vice President of HF Mortgage Bankers Division from April 2000 to January 2002; Vice President — Production of HF Mortgage Bankers Division from January 1999 to April 2000; Loan Processing Supervisor with HF Mortgage Bankers Division from March 1998 to January 1999.	31

Ricardo Meléndez	Executive Vice President since August 2002 and Chief Financial Officer since January 2004; Chief Accounting Officer of Doral Financial from July 1995 to December 2003; Senior Vice President of Doral Financial from July 1995 to August 2002; Chief Financial Officer of Doral Bank, a wholly-owned subsidiary of Doral Financial from September 1993 to July 1995; Senior Assistant to CEO and CFO of Doral Financial from May 1991 to September 1993; Auditor, Price Waterhouse from July 1986 to May 1991.	45

Fernando Rivera Munich	Executive Vice President since August 2002 and General Counsel, Senior Compliance Officer and Assistant Secretary since March 1999; Senior Vice President from March 1999 to August 2002; Vice-Chairman of Doral Bank since January 2003; President of Doral Insurance Agency since December 2000; Special Counsel, McConnell Valdés (law firm) from August 1998 to February 1999; Vice President and General Counsel, Citibank (Puerto Rico branch), Central and Caribbean region from July 1990 to July 1998.	50

Frederick C. Teed	Executive Vice President — Banking Operations since March 1996; Director of Doral Bank and Doral Money, Inc. since 1998 in both cases, Federal Thrift Regulator, Office of Thrift Supervision, Department of the U.S. Treasury, for more than five years prior thereto.	46

Edison Vélez	Executive Vice President of Doral Financial and Chief Executive Officer of Doral Mortgage Corporation since March 2002; President of Doral Mortgage for more than five years prior thereto. Director Doral Mortgage Corporation.	42

Section 16(a) Beneficial Ownership Reporting Compliance

     Based on reports filed with the SEC and information obtained from officers and directors of Doral Financial, Doral Financial is not aware of any failure by the executive officers or directors of Doral Financial to file on a timely basis any reports required to be filed by Section 16(a) of Securities Exchange Act of 1934 with respect to beneficial ownership of shares of Doral Financial except for one late report for Edison Vélez relating to the grant of stock options to acquire 100,000 shares and 11 late reports for Efraim Kier relating to the sale of an aggregate of 960 shares and the purchase of options involving 23,400 shares purchased by his stepson. Mr. Kier was unaware of these transactions and disclaims beneficial ownership of all shares owned by his stepson.

Executive Compensation

Board Compensation Committee Report on Executive Compensation

     The following Board Compensation Committee Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and shall not be deemed incorporated by reference into any other filing of Doral Financial under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Doral Financial specifically incorporates this Report therein and shall not otherwise be deemed filed under such Acts.

     Policies. The compensation policy of Doral Financial is to provide its executive officers and managers with a level of pay and benefits that will assure Doral Financial’s competitiveness and continued growth. This policy is designed to provide continuity in senior management by retaining key executives critical to Doral Financial’s long-term success. Doral Financial competes for talented executives in Puerto Rico’s highly competitive financial services market where successful entrepreneurial executives are highly compensated and difficult to recruit. To obtain and retain highly qualified and motivated executives, the Compensation Committee believes it is advisable to enter into employment agreements with senior executive officers that contain incentive arrangements which compensate highly for profitability and performance.

     The Compensation Committee develops and negotiates employment agreements with key executive officers. These employment agreements normally include base salaries and incentive compensation arrangements designed to reward management for achieving performance levels. In order to determine appropriate levels of executive compensation, the Compensation Committee considers various factors, including historical compensation packages and individual performance, and evaluates the long-term performance achievements of Doral Financial. Generally, as a person’s level of responsibility increases, greater portions of total compensation are based on performance as opposed to base salaries and benefits. Compensation packages of executive officers have been structured to attempt to compensate them to a substantial extent on a combination of the performance of Doral Financial as a whole or in the case of officers with more limited oversight responsibilities, the productivity of their particular divisions or subsidiaries.

     The Compensation Committee also administers Doral Financial’s 1997 Employee Stock Option Plan. Under this plan, options may be granted to any employee of Doral Financial, including executive officers. Options are designed primarily as a retention device for employees and generally vest over two years. In connection with the past three employment agreements for Doral Financial’s most senior executive officers, the Committee voted to grant stock options to the four most senior executive officers of Doral Financial in order to tie a significant portion of their compensation to increases in the price of Doral Financial’s common stock realized by all of Doral Financial’s stockholders. The Compensation Committee has also recommended the adoption of the Doral Financial Corporation Omnibus Stock Incentive Plan that would be administered by the Committee. See “Proposal 4 — Adoption of Omnibus Incentive Plan.” The Doral Financial Corporation Omnibus Incentive Plan would allow the Committee greater flexibility in structuring stock-based compensation packages to attract and retain key executives and to structure arrangements with the latest trends in executive compensation.

     Chief Executive Officer’s Compensation. On January 1, 2004, Doral Financial entered into a new two year employment agreement (the “2004 Employment Agreement”) with Salomón Levis, the Chief Executive Officer of Doral Financial, to replace the two year employment agreement that expired on December 31, 2003. The 2004 Employment Agreement became effective as of January 1, 2004 and terminates on December 31, 2005. As in the past, the Compensation Committee continues to believe that return on equity is of material importance to the overall long-term growth and profitability of Doral Financial. Accordingly, as with Mr. Levis’ prior employment agreements, in addition to a base annual salary, the 2004 Employment Agreement provides for a cash incentive bonus equal to 15% of Doral Financial’s adjusted net income over a minimum threshold of a 15% return on common stockholders’ equity. In the 2004 Employment Agreement, the Committee felt it was appropriate to increase the base annual salary from $1.8 million to $2.4 million. This decision was based on the excellent performance achieved by Doral Financial under Mr. Levis’ tenure as Chief Executive Officer as well as by the fact that the size and complexity of Doral Financial’s operations continue to increase. Over the last five years, Doral Financial has consistently achieved a return on assets and equity well above the banking institutions included in the S&P 500 Bank Index. These result led Forbes Magazine to give Mr. Levis an A+ in pay-vs.-performance in their May 12, 2003 article evaluating CEO compensation. For similar reasons, the Committee felt it was appropriate to raise the maximum amount of incentive compensation payable in a year from $1.8 million to $2.4 million.

     As in the prior agreement, the Committee felt that stock-based compensation in the form of stock options should form an essential element of Mr. Levis’ overall compensation package. Accordingly, under the 2004 Employment Agreement Doral Financial granted Mr. Levis stock options to acquire 600,000 shares of Doral Financial’s common stock. The number of options granted after adjustments for stock splits represents an approximately 11% decrease in the number of options granted under his prior agreement. The Committee felt the reduction was appropriate given the increases in salary and incentive compensation. The options have an exercise price of $31.51 per share, the closing price of the common stock on January 2, 2004, the date of grant (as adjusted for stock splits). The options vest over a two year period. The Committee continues to believe that the use of stock options is an effective tool to further align the interests of senior management with those of stockholders because the value of the options are directly tied to increases in the price of Doral Financial’s stock.

     As in prior employment agreements, Mr. Levis was not granted any special severance arrangements.

     Section 162(m) of the Internal Revenue Code. The Committee has considered the impact of the provisions of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) that provides that compensation paid to a corporation’s chief executive officer or its four other most highly compensated executive officers may not be deducted for federal income tax purposes unless, in general, such compensation is performance based, is established by an independent committee of directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. Because as a Puerto Rico corporation Doral Financial is not required to pay federal income taxes except for any income related to the conduct of a trade or business in the United States, Section 162(m) should not limit the tax deductions available to Doral Financial for executive compensation in the near future.

Compensation Committee of the Board of Directors

John L. Ernst, Chairman
John B. Hughes
Efraim Kier

Dated: March 15, 2004

Employment Agreements and Other Compensation Arrangements

     Doral Financial entered into a two year employment agreement, dated as of January 1, 2004, with Salomón Levis, Chairman of the Board and Chief Executive Officer of Doral Financial, which became effective as of the same date and expires on December 31, 2005. Under the terms of the agreement, Mr. Levis is entitled to receive annually a base salary of $2,400,000 plus incentive compensation equal to 15% of the amount of Doral Financial’s annual consolidated net income after taxes and after adding back incentive compensation payable to executive officers of Doral Financial (“Adjusted Net Income”) in excess of an amount equal to a 15% return on common stockholders’ equity. Mr. Levis’ annual salary and cash incentive compensation is subject to a maximum of $4.8 million per year. Under the terms of the agreement, Mr. Levis was also granted stock options to acquire 600,000 shares of common stock at an exercise price of $31.51 per share, the market price of the common stock on the date of grant.

     Doral Financial entered into a two year employment agreement dated as of January 1, 2004, with Zoila Levis, President of Doral Financial, which became effective as of the same date and expires on December 31, 2005. Under the terms of the agreement, Zoila Levis is entitled to receive annually a base salary of $1,000,000 plus incentive compensation equal to 5% of Adjusted Net Income in excess of an amount equal to a 15% return on common stockholders’ equity. Ms. Levis’ annual salary and cash incentive compensation is subject to a maximum of $2,200,000 million per year. Under the terms of the agreement, Zoila Levis was granted stock options to acquire 300,000 shares of common stock at an exercise price of $31.51 per share, the market price of the common stock on the date of grant.

     Doral Financial entered into a two year employment agreement, dated as of January 1, 2004, with Mario S. Levis, Senior Executive Vice President and Treasurer of Doral Financial, which became effective as of the same date and expires on December 31, 2005. Pursuant to the terms of the agreement, Mr. Levis is entitled to receive annually a base salary of $550,000 plus incentive compensation equal to 5% of Adjusted Net Income in excess of an amount equal to a 15% return on common stockholders’ equity. Mr. Levis’ annual salary and cash incentive compensation is subject to a maximum of $1,210,000 per year. Under the terms of the Agreement, Mr. Levis was granted stock options to acquire 270,000 shares of common stock at a price of $31.51 per share, the market price of the common stock on the date of grant.

     Doral Financial entered into a two year employment agreement, dated as of January 1, 2004, with Ricardo Meléndez, Executive Vice President and Chief Financial Officer of Doral Financial, which became effective as of the same date and expires on December 31, 2005. Pursuant to the terms of the agreement, Mr. Meléndez, who was appointed Chief Financial Officer effective January 1, 2004, is entitled to receive annually a base salary of $250,000 plus incentive compensation equal to 5% of Adjusted Net Income in excess of an amount equal to a 15% return on common stockholders’ equity. Mr. Meléndez’s annual salary and cash incentive compensation is subject to a maximum of $500,000 per year. Under the terms of the agreement, Mr. Meléndez was granted stock options to acquire 200,000 shares of common stock at an exercise price of $31.51 per share, the market price of the common stock on the date of grant.

     Doral Financial entered into an employment agreement, dated as of January 1, 2004, with Edison Vélez, Executive Vice President of Doral Financial and CEO of Doral Mortgage, which became effective on the same date and expires on December 31, 2005. Pursuant to the terms of the agreement, Mr. Vélez is entitled to receive annually (i) a base salary equal to $300,000 and (ii) an incentive bonus equal to the lesser of (a) $300,000 and (b) 3% of the net income of Doral Mortgage over and above $3 million derived from mortgage banking activities. Pursuant to the agreement, one-half of the incentive bonus is deferred. Under the terms of the Agreement, Mr. Vélez was granted stock options to acquire 100,000 shares of common stock at a price of $31.51 per share, the market price of the common stock on the date of grant.

     Effective December 31, 2003, Richard Bonini retired as the Senior Executive Vice President and Chief Financial Officer of Doral Financial. Mr Bonini will continue to serve as a Director and Corporate Secretary of Doral Financial. Doral Financial entered into a consulting agreement , dated as of January 1, 2004, with Mr. Bonini which became effective as of the same date and expires on December 31, 2005. Pursuant to the terms of the agreement, Mr. Bonini is obligated to provide consulting services to Doral Financial in return for annual compensation of $300,000 plus continuous medical coverage and reimbursement of out-of-pocket expenses.

     Doral Financial entered into an employment agreement dated as of April 1, 2002 with Frederick C. Teed, Executive Vice President of Doral Financial Corporation. The Agreement is for a 24 month term ending on April 6, 2004. Pursuant to the terms of the Agreement, Mr. Teed is entitled to a salary of $150,000 per year as well as a discretionary year end bonus.

     On February 23, 2002, David R. Levis was appointed President of Doral Financial’s HF Mortgage Bankers Division. During 2003, he received salary and incentive-based commissions aggregating $504,219. On February 24, 2004, Doral Financial entered into a two year employment agreement retroactive to January 1, 2004 providing for an annual salary of $475,000 and the grant of stock options to acquire 75,000 shares of common stock at an exercise price of $32.96 per shares, the market price of the common stock on the date of grant.

     Each of the employment agreements with Salomón Levis, Zoila Levis, Mario S. Levis, Edison Vélez, Ricardo Meléndez and David R. Levis provide that if such agreements are terminated following a change of control of Doral Financial, the named executive officer would be entitled to receive all compensation due under the agreement for the calendar year in which such termination occurs. Under each of these agreements, except in the event of a change of control, the named executive must be employed for the entire year to receive any incentive compensation with respect to that year. For purposes of computing the incentive compensation under each of the employment agreements with Salomón Levis, Zoila Levis, Mario S. Levis and Ricardo Meléndez, shares of nonconvertible preferred stock are not treated as common stockholders’ equity and the dividends payable on such preferred stock are treated as interest that reduces Adjusted Net Income. In the case of Frederick C. Teed’s employment agreement, in the event of a change of control involving Doral Financial, Mr. Teed is entitled to a lump sum payment equal to his basic salary for the remaining term of the Agreement.

     All references to the number of shares subject to options and share exercise prices have been adjusted to reflect the 3-for-2 stock split effective December 11, 2003.

Summary Compensation Table

     The following table includes information concerning the compensation of the Chief Executive Officer and each of the four other most highly compensated executive officers of Doral Financial in addition to Richard F. Bonini who retired as an executive office effective December 31, 2003. The compensation shown is for all services rendered in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001.

						Long Term
						Compensation
	Annual Compensation
						Number of
Name and					Other Annual	Stock Options	All Other
Principal Position	Year	Salary	Bonus		Compensation(1)	Granted(2)	Compensation(5)

Salomón Levis	2003	$1,800,000	$1,800,000		$-0-	-0-	$-0-
Chairman of the Board and	2002	1,800,000	1,800,000		-0-	675,000	27,786
Chief Executive Officer	2001	1,500,000	1,500,000		-0-	-0-	-0-

Zoila Levis	2003	$750,000	$750,000		$-0-	-0-	$4,000
President and Chief Operating Officer	2002	750,000	750,000		-0-	337,500	14,474
	2001	500,000	600,000		-0-	-0-	3,810

Mario S. Levis	2003	$400,000	$425,000		$-0-	-0-	$4,000
Senior Executive Vice President and	2002	400,000	425,000		-0-	303,750	6,822
Treasurer	2001	390,000	410,000		-0-	-0-	4,000

Richard F. Bonini	2003	$400,000	$225,000		$-0-	-0-	$36,000
Senior Executive Vice President and	2002	400,000	225,000		-0-	337,500	33,325
Chief Financial Officer until 12/31/2003;	2001	390,000	210,000		-0-	-0-	35,250
Secretary

Edison Vélez(3)	2003	$250,000	$300,000	(3)(4)	$-0-	-0-	$4,000
Executive Vice President and	2002	250,000	300,000	(3)(4)	-0-	112,500	4,197
CEO of Doral Mortgage	2001	240,000	300,000	(3)(4)	-0-	-0-	3,023

David R. Levis	2003	$96,200	$405,739		$-0-	-0-	$2,280
President,	2002	96,200	352,242		-0-	-0-	2,495
HF Mortgage Division	2001	96,200	376,970		-0-	-0-	2,219

     (1) Amounts shown do not include amounts expended by Doral Financial pursuant to plans (including group life and health) that do not discriminate in scope, term or operation in favor of executive officers or directors of Doral Financial and that are generally available to all salaried employees. Amounts shown also do not include amounts expended by Doral Financial which may have a value as a personal benefit to the named individual. The value of perquisites and such other personal benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any individual named.

     (2) Represents shares subject to stock option grants, as adjusted for 3-for-2 stock split effective December 11, 2003.

     (3) Edison Vélez was appointed Executive Vice President of Doral Financial effective March 5, 2002. Prior to his appointment he served as President of Doral Mortgage Corporation, a wholly owned subsidiary of Doral Financial.

     (4) The amounts shown as bonus for Mr. Vélez include $150,000 that was deferred for each of the years shown.

     (5) The amounts shown represent Doral Financial’s contribution to the Doral Financial Corporation Retirement and Incentive Savings Plan, a profit sharing plan with a cash or deferred arrangement and to Doral Financial’s Target Benefit Pension Plan that was terminated during 2001 but certain contributions were made in 2002. The amounts shown for Mr. Bonini includes a lump sum payment of $30,000 in lieu of participation in a pension plan for each of the years 2003, 2002 and 2001.

Options Granted During 2003

     Doral Financial did not grant any options during 2003 to any of the executive officers named in the Cash Compensation. Refer to “Employment Agreements and other Compensation Arrangements” for information on stock option grants made to these individuals on January 2, 2004 and February 24, 2004.

Options Exercises and Values for 2003

     The table below sets forth the following information for the persons named in the Cash Compensation Table at December 31, 2003:

•	the number of shares of Doral Financial common stock acquired upon exercise of stock options during 2003;

•	the aggregate dollar value realized upon exercise of those options;

•	the total number of exercisable and unexercisable stock options held at December 31, 2003; and

•	the aggregate dollar value of in-the-money exercisable and unexercisable options at December 31, 2003.

     None of the executive officers named in the Cash Compensation Table exercised any stock options during 2003. There were no out-of-the money stock options outstanding as of December 31, 2003.

	No. of Shares				Value of Unexercised
	Acquired on	Value	No. of Unexercised		In-the-Money
	Exercise	Realized	Options at 12/31/03		Options at 12/31/03(1)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Salomón Levis	-0-	$-0-	1,579,500	-0-	$35,604,878	$-0-
Zoila Levis	-0-	-0-	789,750	-0-	17,802,438	-0-
Richard F. Bonini	-0-	-0-	747,000	-0-	16,632,258	-0-
Mario S. Levis	-0-	-0-	643,500	-0-	14,186,536	-0-
Edison Vélez	27,000	149,220	112,500	-0-	1,823,066	-0-
David R. Levis	-0-	-0-	6,750	-0-	182,265	-0-

     (1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $32.28, the last sales price reported for the common stock on the New York Stock Exchange on December 31, 2003.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2003, regarding shares of common stock that may be issued to all Doral Financial employees under its 1997 Employee Stock Option Plan, its only equity based compensation plan currently in effect.

Number of
Securities
Remaining
Available for
Future Issuance
		Number of		Under Equity
		Securities to be	Weighted-	Compensation
		Issued Upon	Average	Plans (Excluding
		Exercise of	Exercise Price	Securities Reflected
		Outstanding	of Outstanding	in the Second
	Plan Category	Options(2)	Options(2)	Column)(2)(3)

Equity compensation plans approved by security holders	1997 Employee Stock Option Plan(1)	3,972,488	$9.97	1,579,950
Equity compensation plans not approved by security holders	None
Total		3,972,488	$9.97	1,579,950

     (1) The 1997 Employee Stock Plan was approved by the shareholders of Doral Financial on April 16, 1998. On April 18, 2001, Doral Financial’s shareholders voted to increase the total number of shares authorized to be issued under the plan to 6,750,000 shares.

     (2) Adjusted for 3-for-2 stock split effective December 11, 2003.

     (3) Options to acquire 1,470,000 shares, 15,000 shares and 75,000 shares were awarded on January 2, 2004, January 23, 2004 and February 24, 2004 at an exercise price of $31.51, $33.73 and $32.96, respectively.

Summary of Compensation Plans

     1997 Employee Stock Option Plan. Doral Financial has in effect the 1997 Employee Stock Option plan (the “1997 Option Plan”). The 1997 Option Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”), none of whose members may receive options. The Committee determines the form of the option agreements to be used under the 1997 Option Plan, and the terms and conditions to be included in such option agreements. Under the 1997 Option Plan, as amended, an aggregate of 6,750,000 shares of common stock have been authorized for issuance upon exercise of options, subject to adjustment for stock splits, recapitalizations and similar events. As of March 1, 2004, there were 19,950 shares of common stock available for issuance in connection with the 1997 Option Plan. Options may be granted under the 1997 Option Plan at prices equal to 100% of the fair market value of common stock on the date of the grant. To the extent that the proposed Doral Financial Corporation Omnibus Incentive Plan is adopted by shareholders no further grants would be made under the 1997 Option Plan.

     The 1997 Option Plan provides for the grant of stock options that are intended to qualify as “qualified stock options” (“QSOs”) under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended, as “incentive stock options” under Section 422 of the U.S. Internal Revenue Code (“ISOs”) or “non-statutory stock options” (“NSOs”). Unless an option agreement provides otherwise, all options granted are 50% exercisable after one year and 100% exercisable after two years, with all such options terminating no later than ten years from the date of grant, except for ISOs granted to 10% shareholders, in which case the maximum term is five years. The 1997 Option Plan permits the delivery, with the consent of the Committee, of previously-owned common stock in payment of shares purchased upon exercise of the option. The 1997 Option Plan also contains a limitation on the dollar amount of QSOs or ISOs which may be granted to any employee and additional restrictions pertaining to any grant to a 10% shareholder. No options may be granted under the 1997 Option Plan after March 7, 2007.

     The 1997 Option Plan permits the granting of stock appreciations rights (“SARs”) in tandem with the granting of stock options. SARs entitle the holder to receive in cash upon exercise the difference between the option exercise price and the market value of common stock in lieu of exercising the related option.

     Options and SARs granted under the 1997 Option Plan are not transferrable, except by will or applicable laws of descent and distribution. Under the 1997 Option Plan, upon the occurrence of certain “change of control” transactions involving Doral Financial, all options then outstanding under the 1997 Option Plan become immediately exercisable.

     Retirement Plans. Doral Financial provides a profit sharing plan with a cash or deferred arrangement (the “Incentive Savings Plan”) for all Puerto Rico based employees. The Incentive Savings Plan is available to all employees of Doral Financial who have attained age 18 and have completed one year of service. Participants in the plan have the option of making pre-tax or after-tax contributions to the Plan. Doral Financial will make a matching contribution equal to 50¢ for every dollar of pre-tax contribution made by participants to the Incentive Savings Plan up to 5% of the participant’s basic compensation. Company matching contributions are invested in Doral Financial common stock. Doral Financial may also make fully discretionary profit sharing contributions to the Incentive Savings Plan. Doral Financial did not make any discretionary profit sharing contributions for the year ended December 31, 2003.

     Doral Financial also maintains a 401-K Plan for its U.S. based employees that provide for benefits substantially similar to those available under the Incentive Savings Plan. For the year ended December 31, 2003, Doral Financial incurred approximately $964,000 in connection with all its retirement plans.

     Deferred Incentive Compensation Agreements. Doral Financial has entered into deferred incentive compensation arrangements with certain key employees of Doral Financial and its subsidiaries. Such employees are eligible to defer the receipt of incentive compensation. The amount of incentive compensation is credited annually based on a specified percentage of the net income of Doral Financial, its subsidiaries or divisions. Doral Financial’s obligation to make the payments at the end of the deferral period is unfunded, and all such payments are to be made out of the general assets of Doral Financial. Doral Financial is not required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any deferral amount. Doral Financial accrued $492,000 as deferred compensation for 2003.

Performance Graph

     The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Doral Financial specifically incorporates this information by reference, and shall not otherwise be deemed filed under these Acts.

     The Performance Graph compares the yearly percentage change in Doral Financial’s cumulative total stockholder return on its common stock to that of the Center for Research in Security Prices, Graduate School of Business, the University of Chicago (“CRSP”) New York Stock Exchange (“NYSE”) Market Index (U.S. Companies), the CRSP Index for NYSE Depository Institution Stocks (SIC 6000-6099 U.S. Companies) (the “New Peer Group”), the CRSP NASDAQ Stock Market Index (U.S. Companies) and the CRSP Index for NASDAQ Financial Stocks (the “Old Peer Group”). Last year, Doral Financial compared the performance of its common stock with the Old Peer Group and the CRSP Index for the NASDAQ Stock Market (U.S. Companies). Since Doral Financial moved to the New York Exchange on January 8, 2003, it was determined that the New Peer Group and the CRSP New York Stock Exchange Index are more appropriate benchmarks and will be used in the future.

     The Performance Graph assumes that $100 was invested on December 31, 1998 in each of Doral Financial’s common stock, the NYSE Market Index (U.S. Companies), the Old Peer Group, the New Peer Group and the CRSP Index for the New York Stock Exchange Market.

COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS

Performance Graph for
Doral Financial Corporation

LEGEND

	12/1998	12/1999	12/2000	12/2001	12/2002	12/2003

Doral Financial	100	56.7	114.9	150.5	210.2	361.4
NYSE Stock Market (US Companies)	100	109.5	113.8	105.2	86.3	110.2
NYSE Stocks (SIC 6000-6099 US Companies) Depository Institutions	100	95	116.5	118.4	108.8	148.1
Nasdaq Stock Market (US Companies)	100	185.4	111.8	88.7	61.8	91.7
Nasdaq Financial Stocks (SIC 6000-6799 US & Foreign)	100	99.3	107.4	118.0	112.5	164.3

A.	The Lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.	The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.	If the monthly interval, based on the fiscal year — end, is not a trading day, the preceding trading is used.

D.	The index Level for all series was set to $100.0 on 12/31/1998.

Proposal 2
Amendment to the Restated Certificate of Incorporation to Increase the
Number of Authorized Shares of Common Stock

     The Board of Directors has declared advisable and directed that there be submitted to the stockholders at the annual meeting a proposed amendment to Article Fourth of Doral Financial’s Restated Certificate of Incorporation that would increase the number of authorized shares of common stock of Doral Financial from 200,000,000 shares to 500,000,000 shares. The text of the proposed amendment to Article Fourth of the Corporation’s Restated Certificate of Incorporation is set forth in Exhibit A attached hereto.

Purpose and Effects of the Proposed Amendment

     As of the close of business on March 1, 2004 there were 107,907,512 shares of Doral Financial’s common stock issued and outstanding. As of this date, there were 8,674,128 shares of authorized and unissued shares of common stock reserved for issuance upon conversion of the Corporation’s outstanding 4.75% Perpetual Cumulative Convertible Preferred Stock. In addition as of such date, there were 5,528,888 shares reserved for issuance pursuant to the 1997 Option Plan.

     After giving effect to the shares that are outstanding or reserved for future issuance as described above, there are only 77,889,472 shares of authorized and unissued common stock available to Doral Financial. Doral Financial does not have any treasury shares. Management believes that the amount of available shares of common stock is not sufficient to meet Doral Financial’s future needs. Approval of this proposal should provide Doral Financial with sufficient common stock to meet its needs for the foreseeable future.

     The principal purpose of the proposed amendment is to increase the number of shares of common stock available for possible future financing transactions, stock dividends or distributions, stock splits in the form of stock dividends, employee and officer compensation plans and other general corporate purposes. In addition, from time to time, Doral Financial engages in discussions concerning possible acquisitions that could involve the issuance of securities by Doral Financial. There are, however, no currently existing agreements or agreements in principle which call for the issuance by Doral Financial of shares of common stock in connection with any proposed acquisition. Doral Financial has no present plans to issue shares of common stock in connection with any acquisition or financing transaction other than upon conversion of the outstanding shares of its 4.75% Perpetual Cumulative Convertible Preferred Stock. Favorable market conditions, changes in the Corporation’s financial condition or other circumstances could, however, result in a determination by Doral Financial to issue additional shares of common stock or other securities convertible into shares of common stock.

     In addition, if approved, the increased number of authorized shares of common stock will be available for issuance from time to time for such purposes and considerations as the Board of Directors may approve. No further vote of shareholders of Doral Financial will be required for the issuance of these shares of common stock, except as provided under the laws of the Commonwealth of Puerto Rico or the rules of any national securities exchange or automated quotation system on which the common stock of Doral Financial may be listed or quoted. Doral Financial does not intend to solicit stockholders for any further authorization for the issuance of the additionally authorized shares of common stock. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford Doral Financial greater flexibility in acting upon proposed transactions. The additional shares of common stock would be identical in terms to the shares of common stock of Doral Financial currently authorized under Doral Financial’s Restated Certificate of Incorporation. Holders of common stock do not have preemptive rights to purchase shares of common stock.

     The sale of any additional authorized shares will reduce the percentage of the total number of outstanding shares held by any stockholder. The sale of additional shares of common stock should not, however, have a dilutive effect on the market price of the common stock unless the additional shares are sold for less than the then fair market value of the common stock. The Board of Directors does not anticipate issuing shares of common stock for less than fair market value except upon the conversion of the currently outstanding 4.75% Perpetual Cumulative Convertible Preferred Stock, currently outstanding stock options or pursuant to any dividend reinvestment plan that may be established in the future.

     Substantial amounts of the additional authorized common stock could be issued to delay or defeat a change in control of the Corporation and, accordingly, under certain circumstances, could discourage transactions that might otherwise have a favorable effect on the price of the common stock. Doral Financial does not expect to use unissued common stock for this purpose. The Board of Directors is not aware of any proposal to effect a change in control or takeover of Doral Financial.

Vote Required and Recommendation

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to authorize the proposed amendment to increase the number of authorized shares of common stock.

     The Board of Directors unanimously recommends that stockholders vote FOR the adoption of the proposed amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

Proposal 3
Amendment to the Restated Certificate of Incorporation to Increase the Number
of Authorized Shares of Serial Preferred Stock

     The Board of Directors has declared advisable and directed that there be submitted to the stockholders at the annual meeting a proposed amendment to Doral Financial’s Restated Certificate of Incorporation that would increase the number of authorized shares of serial preferred stock, $1.00 par value per share, from 10,000,000 shares to 40,000,000 shares. The text of Article Fourth as it is proposed to be revised, assuming stockholder approval of this proposal and the proposal to increase the number of authorized shares of common stock, is set forth in Exhibit A attached hereto.

Purpose and Effects of Proposed Amendment

     Under Doral Financial’s current Restated Certificate of Incorporation, Doral Financial has a total of 10,000,000 authorized shares of serial preferred stock. After giving effect to a public offering of 1,380,000 shares of Doral Financial’s 4.75% Perpetual Cumulative Convertible Preferred Stock on September 29, 2003 and October 8, 2003, there were only 985,000 shares of serial preferred stock available for issuance.

     The Board of Directors believes that the proposed increase in the number of authorized shares of serial preferred stock is necessary to maintain a balanced capital structure for Doral Financial as it continues to grow. In recent years, Doral Financial has successfully accessed the capital markets by issuing four series of preferred stock with an aggregate liquidation preference of $573.25 million. The favorable tax treatment accorded to dividends under both U.S. and Puerto Rico tax law should continue to make preferred stock an attractive instrument for raising equity capital.

     The shares of serial preferred stock will be available for issuance from time to time for such corporate purposes and consideration as the Board of Directors may approve, and no further vote of stockholders of Doral Financial will be required, except as provided by the applicable law of the Commonwealth of Puerto Rico or by any rule of a securities exchange or automated quotation system applicable to Doral Financial. Doral Financial does not intend to solicit stockholders for any further authorization for the issuance of the additionally authorized shares of serial preferred stock. The purposes for which serial preferred stock can be issued include, among other things, issuance in public or private sales for cash to obtain capital for use in Doral Financial’s business or operations, issuance in connection with the acquisition of other businesses or properties by Doral Financial or issuance in connection with stock splits or dividends. The availability of the shares of serial preferred stock for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford Doral Financial greater flexibility and efficiency in acting upon proposed transactions. Doral Financial has no plans to issue additional shares of serial preferred stock in the immediate future.

     The shares of serial preferred stock may be issued in one or more series. The Board of Directors or a committee thereof will have broad discretion with respect to designating and establishing the terms of each series of serial preferred stock prior to its issuance. The Board of Directors may fix for each series:

•	the number of shares constituting the series,

•	the rate or rates (which may be floating, variable or adjustable) or the method of determining such rate or rates and the time and manner of payment of dividends, if any (and whether such payment should be in cash or securities, or cumulative or non cumulative),

•	whether shares may be redeemed or repurchased, in whole or in part, at the option of the holder or Doral Financial and, if so, the price or prices and the terms and conditions of such redemption or purchase, the amount payable upon shares in the event of voluntary or involuntary liquidation, dissolution or other winding up of Doral Financial,

•	sinking fund provisions, if any, for the redemption or purchase of shares,

•	the terms and conditions, if any, on which shares may be converted into or exchanged for shares of common stock or other capital stock or securities of Doral Financial,

•	voting rights, if any, and

•	any other rights and preferences of the shares, to the full extent now or hereafter permitted by the laws of the Commonwealth of Puerto Rico.

     All shares of serial preferred stock which may be redeemed or retired by sinking fund payment, repurchased by Doral Financial or converted into common stock, shall have the status of authorized and unissued shares of serial preferred stock and may be reissued by the Board of Directors as shares of the same or any other series, unless otherwise provided with respect to any series in the resolution of the Board of Directors creating such series.

     Ownership of shares of serial preferred stock will not entitle the holder thereof to any preemptive rights to subscribe for or purchase any additional securities issued by Doral Financial.

     Upon the issuance of any series of serial preferred stock, the holders of shares of such series will have certain preferences over the holders of outstanding shares of common stock, depending upon the specific terms of such series designated by the Board. For example, the provisions of a particular series of serial preferred stock could prohibit the declaration and payment of dividends on the common stock until full dividends on all outstanding shares of such series for all past periods and for the current dividend period shall have been declared and paid by Doral Financial or Doral Financial shall have set apart a sum sufficient for such payment. In addition, to the extent that serial preferred stock is made convertible into common stock, such conversion would result in dilution of the voting power and equity interest of holders of common stock.

     In the event of any dissolution, liquidation or winding up of Doral Financial, whether voluntary or involuntary, the holders of each series of the then outstanding serial preferred stock will be entitled to receive the amount fixed for such purpose by the Board of Directors together with all accumulated and unpaid dividends.

     Depending upon the consideration paid for any series of serial preferred stock and the liquidation preference of such series, the issuance thereof could result in a reduction in the assets available for distribution to the holders of common stock in the event of the liquidation of Doral Financial.

     The outstanding shares of any series of serial preferred stock, or any part thereof, which are by their terms redeemable, may be redeemed at any time at the option of Doral Financial, subject to and in accordance with such terms and conditions as may be designated by the Board of Directors in creating such series. The amount payable by Doral Financial upon redemption of the serial preferred stock will be the redemption price fixed for the shares of each series by the Board of Directors together with all accumulated and unpaid dividends, if any. Subject to the terms and conditions established by the Board of Directors in creating the various series of serial preferred stock, Doral Financial may redeem all or any part of the shares of any serial preferred stock without redeeming all or any part of the shares of any other series.

     The Board of Directors is authorized to determine the terms and conditions on which shares of any series of the serial preferred stock may be converted into or exchanged for any other shares of capital stock or securities of Doral Financial, if the shares of such series are issued with the privilege of conversion or exchange.

     Serial preferred stock could be issued to delay or defeat a change in control of the Corporation and, accordingly, under certain circumstances, could discourage transactions that might otherwise have a favorable effect on the price of the common stock. Doral Financial has never used serial preferred stock for anti-takeover purposes nor does it currently intend to use the serial preferred stock for this purpose. The Board of Directors is not aware of any proposal to effect a change in control of Doral Financial.

Vote Required and Recommendation

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to authorize the proposed amendment to increase the number of authorized shares of serial preferred stock.

     The Board of Directors unanimously recommends that the stockholders vote FOR the proposed amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of serial preferred stock.

Proposal 4
Adoption of Omnibus Incentive Plan

Introduction

     On February 24, 2004, the Board of Directors of Doral Financial formally adopted the new Doral Financial Corporation Omnibus Incentive Plan (the “Omnibus Plan”), subject to shareholder approval. The Omnibus Plan provides for equity-based compensation incentives through the grant of stock options and stock appreciation rights. The Omnibus Plan also provides for the grant of restricted stock, restricted stock units and dividend equivalents, as well as cash and equity-based performance awards.

Overview

     The purpose of the Omnibus Plan is to foster and promote the long-term financial success of Doral Financial, align the interests of shareholders and employees and materially increase shareholder value by (a) motivating superior employee performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in Doral Financial by employees of Doral Financial and its subsidiaries, and (c) enabling Doral Financial to attract and retain the services of employees upon whose judgment, interest and effort the successful conduct of its operation is largely dependent. Awards under the Omnibus Plan (each, an “Award”) are intended to be based upon the recipient’s individual performance, level of responsibility and potential to make significant contributions to Doral Financial. Generally, the Omnibus Plan will terminate as of (a) the date when no more shares of Common Stock are available for issuance under the Omnibus Plan, or, if earlier, (b) the date the Plan is terminated by the Board of Directors.

Administration

     The Compensation Committee of the Board of Directors, or such other committee as the Board of Directors may designate (the “Committee”), shall administer the Omnibus Plan. The Committee shall consist of two or more members, each of whom shall be a “non-employee director” within the meaning of Section 16b-3 of the Exchange Act and an “independent director” under Section 303A of the NYSE’s Listed Company Manual.

The Committee has full authority to interpret and administer the Omnibus Plan in order to carry out its provisions and purposes. The Committee has the authority to determine those eligible to receive Awards and to establish the terms and conditions of any Awards. The Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any employee or group of employees any portion of its authority and powers with respect to Awards to officers of Doral Financial or any subsidiary who are not subject to the reporting requirements under Section 16(a) of the Exchange Act (“Executive Officers”). Only the Committee or the Board of Directors may exercise authority in respect of Awards granted to Executive Officers.

The Committee may condition the grant of any Award on entering into a written agreement containing covenants not to compete, not to solicit Doral Financial’s employees and customers and not to disclose confidential information.

Eligibility

     Awards may be made to any individual who is an employee (including each officer) of Doral Financial or any subsidiary.

Types of Awards

     The Omnibus Plan provides for grants of incentive stock options (“ISOs”) qualifying for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), qualified stock options (“QSOs”) qualifying for special tax treatment under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “Puerto Rico Code”), nonstatutory stock options (“Nonstatutory Options”), stock appreciation rights (“SARs”), restricted stock units (“Restricted Units”), restricted stock (“Restricted Stock”), dividend equivalents (“Dividend Equivalents”), long-term performance units (“Long-Term Performance Units”), performance shares (“Performance Shares”) and annual incentive awards (“Annual Incentive Awards”), whether granted singly, in combination or in tandem, pursuant to which Common Stock, cash or other property may be delivered to the Award recipient.

Shares Subject to the Plan; Other Limitations of Awards

     The maximum number of shares of Common Stock issuable under the Omnibus Plan shall be 4,000,000.

     To the extent that any shares of Common Stock subject to an Award are not issued because the Award expires without having been exercised, is cancelled, terminated, forfeited or is settled without issuance of Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a Restricted Stock or Restricted Unit Award that are subsequently forfeited), such shares will be available again for grants of Awards under the Omnibus Plan. The shares to be delivered under the Omnibus Plan may consist, in whole or in part, of Common Stock purchased by the Company for the purpose of such Awards, treasury Common Stock or authorized but unissued Common Stock not reserved for any other purpose.

     The Omnibus Plan has various limits that apply to individual and aggregate awards, designed in part to comply with the requirements of Code Section 162(m) governing the deductibility of compensation paid to executive officers of a publicly-traded company. Although, as discussed below under “Tax Implications for Certain Awards — Federal Tax Consequences,” the limitations imposed by Section 162(m) of the Code for compensation to certain highly paid executives should not limit the tax deductions available to Doral Financial under the Omnibus Plan at the present time, Doral Financial has opted to include these limitations in case that in the future Doral Financial or any of its subsidiaries will claim a federal income tax deduction for compensation paid to any “covered employee.” In order to satisfy these requirements, shareholders must approve any “performance-based plan,” that sets maximum limits on the amount of any award granted to a particular executive. No individual may receive under the Omnibus Plan more than an aggregate of 2,500,000 Options and SARs during any three calendar year period. For all participants who are “covered employees” within the meaning of Code Section 162(m) and are eligible to receive Annual Incentive Awards under this Plan (the “Covered Employees”), the maximum amount of such Annual Incentive Awards that may be paid or made available to any such individuals in any year may not exceed one-half of one percent (0.5%) of Adjusted Net Income (“Covered Employees Annual Incentive Award Pool”). For purposes of the Omnibus Plan, “Adjusted Net Income” means Doral Financial’s net income applicable to common stockholders as it appears on the income statement of Doral Financial prepared in accordance with generally accepted accounting principles, excluding the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, including but not limited to, restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, all of which are identified in Doral Financial’s audited financial statements or Doral Financial’s annual report to stockholders.

Options

     Options entitle the recipient to purchase shares of Common Stock at the exercise price specified by the Committee in the recipient’s Option agreement. The Omnibus Plan permits the grant of both ISOs, QSOs and Nonstatutory Options. The Committee will generally determine the terms and conditions of all Options granted; provided, however, that, generally, Options must be granted with an exercise price at least equal to the fair market value of a share of Common Stock on the date of grant, Options shall not be exercisable for more than 10 years after the date of grant (except in the event of death) and no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the date the Omnibus Plan was approved by the Board of Directors. Unless otherwise determined by the Committee, options will become exercisable in one-third increments on each of the first three anniversaries of the date of grant, and the Committee may establish performance-based criteria for the exercisability of any Option. For purposes of the Omnibus Plan, “fair market value” generally means, on any given date, the price of the last trade, regular way, in the Common Stock on such date on the NYSE (or if not listed on the NYSE, on such other recognized quotation system on which trading prices of the Common Stock are then quoted). If there are no trades on the relevant date, the “fair market value” for that date means the closing price on the immediately preceding date on which Common Stock transactions were reported.

     The Committee does not have the power or authority to reduce the exercise price of any outstanding option or to grant any new Options in substitution for or upon the cancellation of Options previously granted.

Stock Appreciation Rights (SARs)

     A SAR is a contractual right granted to the participant to receive, either in cash or Common Stock, an amount equal to the appreciation of one share of Common Stock from the date of grant. SARs may be granted as freestanding Awards, or in tandem with other types of grants. Unless the Committee otherwise determines, the terms and conditions applicable to (i) SARs granted in tandem with Options will be substantially identical to the terms and conditions applicable to the tandem Options, and (ii) freestanding SARs will be substantially identical to the terms and conditions that would have been applicable were the grant of the SARS a grant of Options. SARS that are granted in tandem with an Option may only be exercised upon surrender of the right to exercise such Option for an equivalent number of shares. The Committee may cap any SAR payable in cash.

Restricted Stock, Restricted Units and Dividend Equivalents

     The Omnibus Plan provides for the grant of Restricted Stock, Restricted Units and Dividend Equivalents, which are converted to shares of Common Stock upon the lapse of restrictions. The Committee may, in its discretion, pay the value of Restricted Units and Dividend Equivalents in Common Stock, cash or a combination of both.

     A share of Restricted Stock is a share of Common Stock that is subject to certain transfer restrictions and forfeiture provisions for a period of time as specified by the Committee in the recipient’s Award agreement. A Restricted Unit is an unfunded, unsecured right (which is subject to forfeiture and transfer restrictions) to receive a share of Common Stock at the end of a period of time specified by the Committee in the recipient’s Award agreement. A Dividend Equivalent represents an unfunded and unsecured promise to pay an amount equal to all or any portion of the regular cash dividends that would be paid on a specified number of shares of Common Stock if such shares were owned by the Award recipient. Dividend Equivalents may be granted in connection with a grant of Restricted Units, Options and/or SARs.

Unless otherwise determined by the Committee at the time of grant, the restrictions on Restricted Stock and Restricted Units will generally lapse on the third anniversary of the date of grant, and the Committee may provide for vesting to accelerate based on attaining specified performance objectives determined by the Committee.

     Generally, a participant will, subject to any restrictions and conditions specified by the Committee, have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A participant will not have the rights of a shareholder with respect to Restricted Units or Dividend Equivalents.

Annual Incentive Awards

     At the direction of the Committee, Awards with a performance cycle of one year or less may be made to participants and, unless determined otherwise by the Committee, shall be paid in cash based on achievement of specified performance goals.

Long-Term Performance Unit Awards

     At the discretion of the Committee, Long-Term Performance Unit Awards, payable in cash, may be made to participants. Performance cycles are generally multiple years, where performance may be measured by objective criteria other than the appreciation or depreciation of Common Stock value.

Performance Shares

     The Committee also has the discretion to grant “Performance Share Awards,” which are Awards of units denominated in Common Stock. The number of such units is determined over the performance period based on the satisfaction of performance goals relating to the Common Stock price. Performance Share Awards are payable in Common Stock.

Treatment of Awards on Termination of Employment

     Under the Omnibus Plan, generally, unless the Committee determines otherwise as of the date of a grant of any Award or thereafter, Awards are treated as follows upon a participant’s termination of employment.

Resignation. If a participant voluntarily terminates employment from the Company or any subsidiary:

•	Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents granted but not yet exercised by the participant are forfeited as of the date of such resignation, and are not thereafter exercisable or payable, unless otherwise determined by the Committee;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents): All Restricted Stock, Restricted Units and associated Dividend Equivalents credited to such participant are forfeited, unless otherwise determined by the Committee;

•	Annual Incentive Awards: If such termination occurs before authorization of the payment of an Annual Incentive Award, the participant forfeits all rights to such amounts, unless otherwise determined by the Committee; and

•	Long-Term Performance Unit Awards/Performance Share Awards: All Long-Term Performance Unit Awards and Performance Share Awards credited to such participant are forfeited, unless otherwise determined by the Committee.

Termination for Cause. If a participant’s employment is terminated for “cause”:

•	Options/SARs (including associated Dividend Equivalents): Outstanding Options, SARS and associated Dividend Equivalents are forfeited at the time of such termination, and the Committee may require that the participant disgorge any profit, gain or benefit from any Award exercised up to 12 months prior to the participant’s termination;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents): All such Awards are forfeited at the time of such termination, and the Committee may require that the participant disgorge any profit, gain or benefit from any such Award where the restrictions had lapsed up to 12 months prior to the participant’s termination;

•	Annual Incentive Awards: All rights to an Annual Incentive Award are forfeited; and

•	Long-Term Performance Unit Awards/Performance Share Awards: Any outstanding Long-Term Performance Units or Performance Share Awards are forfeited, and the Committee may require that the participant disgorge any profit, gain or benefit from any Award paid to such participant up to 12 months prior to the participant’s termination.

     For purposes of the Omnibus Plan, “cause” includes dishonesty, fraud or misrepresentation; inability to obtain or retain appropriate licenses; violation of any rule or regulation of any regulatory or self-regulatory agency or of any policy of Doral Financial or any subsidiary; commission of a crime; breach of a written covenant or agreement not to misuse property or information; or any act or omission detrimental to the conduct of Doral Financial’s or any subsidiary’s business in any way.

Approved Retirement. If a participant’s employment terminates by reason of “Approved Retirement”:

•	Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents shall become immediately exercisable in full and may be exercised by the participant at any time prior to the expiration of the term of the Options or within five years (or such shorter period as determined by the Committee at the time of grant) following the participant’s Approved Retirement, whichever period is shorter;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents): Any restrictions will lapse as to outstanding Restricted Stock and Restricted Units and associated Dividend Equivalents would be paid;

•	Annual Incentive Awards: Such participant will receive a prorated Annual Incentive Award based on actual achievement of the performance goals for such performance cycle; and

•	Long-Term Performance Unit Awards/Performance Share Awards: Such participant will receive a prorated Award payment of such participant’s Long-Term Performance Unit Awards and Performance Share Awards based on actual achievement of the performance goals for such performance cycle.

     For purposes of the Omnibus Plan, “Approved Retirement” generally means termination of a participant’s employment, other than for “cause”, on or after attaining age 55 and completing such period of service as the Committee shall determine from time to time.

     Death or Disability. The Omnibus Plan also has default provisions for the treatment of Awards following termination of a participant’s employment due to death or disability.

     Termination for Other Reasons. If a participant’s employment terminates for any reason other than resignation, termination for cause, approved retirement, death or disability, outstanding Awards are treated in the same manner as in the case of a resignation except that Options/SARs and associated Dividend Equivalents that are exercisable on the date of such termination may be exercised at any time prior to the expiration date of the term of the Options or the 90th day following termination of employment, whichever period is shorter; and, in the case of Long-Term Performance Unit Awards/Performance Share Awards, a prorated payment of the participant’s Long-Term Performance Unit Award and Performance Share Award will be made as if the target performance goals for the performance cycle had been achieved.

Non-Transferability of Awards

     Generally, no Awards granted under the Omnibus Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The Committee may, in the Award agreement or otherwise, permit transfers of Nonstatutory Options with or without tandem SARs and freestanding SARs to certain family members.

Adjustment in Capitalization

     If an “adjustment event” occurs, the Committee, in its discretion, shall adjust appropriately (a) the aggregate number of shares of Common Stock available for Awards, (b) the aggregate limitations on the number of shares that may be awarded as a particular type of Award or that may be awarded to any particular participant in any particular period, and (c) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards. To the extent deemed equitable and appropriate by the Committee, and subject to any required action by Doral Financial’s shareholders, with respect to any “adjustment event” that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Omnibus Plan shall be deemed to pertain to the securities and other property, including cash, which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such an “adjustment event.” For purposes of the Omnibus Plan, “adjustment event” means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affecting the Common Stock. Any shares of stock or cash or other property received with respect to any Restricted Stock Award or Restricted Unit Award as a result of any adjustment event or any distribution of property shall (except in the case of a change of control or as otherwise provided by the Committee) be subject to the same terms, conditions and restrictions as are applicable to such shares of Restricted Stock or Restricted Units.

Change of Control

     Upon the occurrence of a change of control of Doral Financial, each outstanding Option and SAR shall become fully exercisable and all restrictions on outstanding Restricted Stock and Restricted Units shall lapse. In addition, any Long-Term Performance Unit Awards and Performance Share Awards outstanding will be paid in full at target. Such payments shall be made within 30 days of the change of control, and the participants may opt to receive such payments in cash. The Committee may, in its discretion, provide for cancellation of each Option, SAR, Restricted Stock and Restricted Stock Unit in exchange for a cash payment per share based upon the change of control price. This change of control price is the highest share price offered in conjunction with any transaction resulting in a change of control (or, if there is no such price, the highest trading price during the 30 days preceding the change of control event). Notwithstanding the foregoing, no acceleration of vesting or exercisability, cancellation, cash payment or other settlement shall occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit Award or Performance Share Award if the Committee reasonably determines in good faith prior to the change of control that such Awards will be honored or assumed or equitable replacement awards will be made by a successor employer immediately following the change of control and that such Awards will vest and payments will be made if a participant is involuntarily terminated without cause.

     For purposes of the Omnibus Plan, “change of control” means: (i) the acquisition, directly or indirectly, of securities of Doral Financial representing at least 25% of the combined voting power of the outstanding securities of Doral Financial by any “person” (within the meaning of Section 3(a)(9) of the Exchange Act) other than by Doral Financial, its subsidiaries or any employee benefit plan of Doral Financial or its subsidiaries; (ii) any transaction occurs with respect to Doral Financial which is subject to the prior notice requirements of the Change in Bank Control Act of 1978; (iii) any transaction occurs with respect to Doral Financial which will require a “company” as defined in the Bank Holding Company Act of 1956, as amended, to obtain prior approval of the Federal Reserve Board under Regulation Y; (iv) any plan or proposal for the liquidation of Doral Financial is adopted by the stockholders of Doral Financial; (v) individuals who, as of the effective date of the Omnibus Plan, constitute Doral Financial’s Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the such date whose election, or nomination for election by Doral Financial’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board of Directors, (vi) all or substantially all of the assets of Doral Financial are sold, liquidated or distributed; (vii) there occurs a reorganization, merger, consolidation or other corporate transaction involving Doral Financial (a “Transaction”), in each case, with respect to which the stockholders of Doral Financial immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of Doral Financial or other corporation resulting from such Transaction; or (viii) any other event the Board of Directors determines to be a “change of control.” Notwithstanding the foregoing, a change of control will not be deemed to have occurred merely as a result of an underwritten offering of the equity securities of Doral Financial where no person acquires more than 25% of the beneficial ownership interests in such securities being offered.

Amendment

     The Board of Directors may, at any time amend, modify, suspend or terminate the Omnibus Plan, in whole or in part, without notice to or the consent of any participant or employee; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Omnibus Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR may be granted), or (iii) change the individual Award limits, shall be subject to the approval of Doral Financial’s shareholders. No amendment, modification or termination of the Omnibus Plan may in any manner adversely affect any Award theretofore granted under the Omnibus Plan, without the consent of the participant. However, for purposes of this provision, any payments made in accordance with the change of control provision described above, other accelerations of payments under the Plan, or any decision by the Committee to limit participation or other features of the Plan prospectively will not be deemed, an “adverse amendment” of the Omnibus Plan.

No Limitation on Compensation; Scope of Liabilities

     Nothing in the Omnibus Plan limits the right of Doral Financial to establish other plans if and to the extent permitted by applicable law. The liability of Doral Financial, its subsidiaries and affiliates under the Omnibus Plan is limited to the obligations expressly set forth in the Plan.

Tax Implications for Certain Awards

     The following is a brief description of the Puerto Rico and U.S. federal income tax consequences generally arising with respect to the grant of Options and SARs under the Omnibus Plan.

Puerto Rico Code. A recipient of a QSO does not recognize income at the time of the grant of an option. In addition, no income is recognized at the time a QSO is exercised. On a subsequent sale or exchange of the shares acquired pursuant to the exercise of a QSO, the optionee may have taxable long-term or short-term capital gain or loss, depending on whether the shares were held for more than six months, measured by the difference between the amount realized on the disposition of such shares and his or her tax basis in such shares. Tax basis will, in general, be the amount paid for the shares. Doral Financial will not be entitled to a business expense deduction in respect of the grant of the option, the exercise thereof or the disposition of the shares.

With respect to a Nonstatutory Option, a recipient of a Nonstatutory Option does not recognize income at the time of grant of the Nonstatutory Option. The difference between the fair market value of the shares of stock on the date of exercise and the stock option exercise price generally will be treated as compensation income upon exercise, and Doral Financial will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value of the shares of stock on the option exercise date will be treated as long or short-term capital gain or loss, depending on whether the shares were held for more than six months.

SARs will not result in taxable income to the recipient or a tax deduction for Doral Financial at the time of grant. The exercise of SARs will generally result in compensation in the amount of the cash payment taxable as ordinary income to the employee. Doral Financial may generally claim a tax deduction in the amount of any cash paid.

Federal Tax Consequences. Doral Financial is organized under the laws of the Commonwealth of Puerto Rico and, at the present time, it is not directly engaged in any trade or business in the United States. Accordingly, it is subject generally to a flat 30% federal income tax on its fixed or determinable, annual or periodic income, if any, from sources within the United States. Doral Financial would only be entitled to claim deductions in computing its U.S. income tax liability to the extent such deductions were directly related to any income effectively connected with the conduct of a trade or business in the United States. Because as a Puerto Rico corporation, Doral Financial is not required to pay federal income taxes except for any income related to the conduct of a trade or business in the United States, the limitations imposed by Section 162(m) of the Code for compensation to certain highly paid executives should not limit the tax deductions available to Doral Financial under the Omnibus Plan. For purposes of the discussion below, some of the QSOs granted under the Omnibus Plan may also be treated as ISOs for purposes of Sections 421 and 422 of the Code.

     Residents of Puerto Rico. Recipients of Options or SARs who are residents of Puerto Rico during the entire taxable year and perform services for Doral Financial or its subsidiaries in Puerto Rico, will not have any gross income for federal income tax purposes either in respect of (1) the grant or the exercise of Options or (2) the grant of, or the receipt of cash payments upon exercise of, SARs.

     Non-Residents of Puerto Rico and Residents of Puerto Rico who Perform Services Outside Puerto Rico. In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico, will not recognize taxable income upon grant or exercise of an ISO and Doral Financial and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of Doral Financial or its subsidiaries (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise.

     If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to excess of the fair market value of the shares at the time the Option was exercised over the exercise price of the Option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the Option. Subject to (1) any limitations imposed by Section 162(m) of the Code for federal income tax purposes, (2) the employee including such compensation in income and (3) certain reporting requirements, Doral Financial and its subsidiaries will be allowed a business expense deduction to the extent the optionee recognized ordinary income. Upon any subsequent sale of the shares, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised).

     In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside of Puerto Rico, to whom a Nonstatutory Option is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonstatutory Option, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the Option (or, if the optionee is subject to restrictions imposed by Section 16(b) of the Securities Exchange Act of 1934, upon the lapse of those restrictions, unless the optionee makes a special election within 30 days after exercise to have income determined without regard to the restrictions). Subject to (1) any limitations imposed Section 162(m) of the Code for federal income tax purposes, (2) the employee including such compensation in income and (3) certain reporting requirements, Doral Financial will be entitled to a tax deduction in the same amount. Upon a subsequent sale of the shares, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised).

     Upon exercise of a SAR, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico will recognize ordinary income in an amount equal to the cash received on the exercise date. If it complies with applicable withholding requirements, Doral Financial and its subsidiaries will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

     Under the Omnibus Plan, upon the occurrence of certain “change in control” transactions involving Doral Financial, all options then outstanding under the Omnibus Plan become immediately exercisable. Under certain circumstances, compensation payments attributable to such Options may be treated as “parachute payments” under the Code, in which case a portion of such payments may be nondeductible to Doral Financial for federal income tax purposes and the recipient may be subject to a 20% excise tax under the Code.

New Plan Benefits

     It cannot be determined at this time what awards, if any, will be received by or allocated to any persons or group of persons under the Omnibus Plan if such plan is approved. Such determinations are subject to the discretion of the Committee.

Other Information

     On March 1, 2004, the closing price of the Common Stock was $34.09.

     The complete text of the Omnibus Plan is attached as Exhibit B to this Proxy Statement.

Vote Required and Recommendation

     The affirmative vote of the majority of the votes present in person or by proxy by shareholders entitled to vote at the Annual Meeting is required to approve the Omnibus Incentive Plan. Therefore abstentions shall have the effect of a vote against the proposal. Broker-non-votes will have no effect on the proposal.

     The Board of Directors unanimously recommends that the stockholders vote FOR the approval of the Omnibus Incentive Plan.

Proposal 5

Ratification of Independent Accountants

     The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP as Doral Financial’s independent accountants to audit its financial statements for the year ending December 31, 2004. PricewaterhouseCoopers LLP has served as Doral Financial’s independent public accountants since 1977. Services provided to Doral Financial and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2003 included the examination of Doral Financial’s consolidated financial statements, limited reviews of quarterly reports, audits of Doral Financial’s subsidiaries, audits of benefit plans, services related to filings with the SEC and other regulatory agencies, and consultations on various tax and accounting matters.

     The Audit Committee reviewed all non-audit services rendered by PricewaterhouseCoopers LLP to Doral Financial and concluded that the provision of such services was compatible with the maintenance of PricewaterhouseCoopers’ independence in the conduct of its auditing functions. The Audit Committee has adopted a Pre-Approval Policy pursuant to which it has pre-approved various audited related services, including due diligence services and audits of employee benefit plans, as well as tax planning and tax compliance services. In all cases, the extent of pre-approved services is limited by dollar amount. The Audit Committee intends to periodically review the list of pre-approved services . A copy of the Audit Committee’s Pre-Approval Policy may be found at Doral Financial Website www.doralfinancial.com.

     The aggregate fees billed for professional services by PricewaterhouseCoopers LLP in 2003 and 2002 for these various services provided to Doral Financial were:

Type of Fees	2003	2002

Audit Fees	$815,000	$752,000
Audit-Related Fees	180,000	18,000
Tax Fees	290,000	123,000
All Other Fees	—	—

Total	$1,285,000	$893,000

     In the above table, in accordance with new SEC definitions and rules, “audit fees” are fees Doral Financial paid PricewaterhouseCoopers LLP for professional services for the audit of Doral Financial’s consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of Doral Financial’s financial statements and consisted of employee benefit plan audits, accounting consultations and Sarbanes-Oxley, Section 404, consultations; “tax fees” are fees for tax compliance, tax advice and assistance with tax audits; and “all other fees” are fees billed by PricewaterhouseCoopers LLP to Doral Financial for any services not included in the first three categories, of which there were none during 2003 and 2002.

     The submission of this proposal to a vote of shareholders is not legally required. If the selection of PricewaterhouseCoopers LLP is not approved, the Audit Committee will reconsider its selection. The affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, at the annual meeting is required to adopt this proposal.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Vote Recommendation

     The Board of Directors unanimously recommends that stockholders vote FOR ratification of the selection of PricewaterhouseCoopers LLP as Doral Financial’s independent accountants.

Other Matters

     Management knows of no matters that may be brought before the annual meeting or any adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. If any other matter should come before the annual meeting or any adjournment thereof it is the intention of the persons named in the accompanying form of proxy or their substitutes to vote the proxies in accordance with their judgment on such matters.

Stockholder Proposals

     Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders to be held in April 2005 must be received by Doral Financial at its principal executive office by the close of business on January 21, 2005. Proposals should be directed to the attention of the Secretary of Doral Financial.

Annual Report

     A copy of Doral Financial’s Annual Report to Shareholders containing the consolidated financial statements of Doral Financial for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written or oral request, Doral Financial will furnish to any stockholder without charge a copy of Doral Financial’s Annual Report on Form 10-K for the year ended December 31, 2003, without the accompanying exhibits. A list of exhibits is included in the Form 10-K and exhibits are available from Doral Financial upon the payment to Doral Financial of the costs of furnishing them. Such written or oral request should be directed to: Secretary, Doral Financial Corporation, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717, telephone number (787) 474-6709.

     The above Notice of Meeting and Proxy Statement are sent by order of the Board of Directors of Doral Financial Corporation.

Richard F. Bonini
Secretary

Dated: March 15, 2004

EXHIBIT A

PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND OF SERIAL PREFERRED STOCK

     The first paragraph of Article FOURTH of the Corporation’s Restated Certificate of Incorporation shall be amended to read as follows:

     “FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is [540,000,000] (1) shares, consisting of [500,000,000] (2) shares of Common Stock, $1.00 par value, and [40,000,000] (3) shares of Serial Preferred Stock, $1.00 par value.”

(1) Assumes approval of proposed amendment to increase both the number of authorized shares of common stock and serial preferred stock.

(2) If the proposal to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000 shares is adopted.

(3) If the proposal to increase the number of authorized shares of serial preferred stock from 10,000,000 to 40,000,000 shares is adopted.

Exhibit B

DORAL FINANCIAL CORPORATION

OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE

     The purpose of the “Doral Financial Corporation Omnibus Incentive Plan” (the “Plan”) is to foster and promote the long-term financial success of Doral Financial Corporation (the “Company”) and materially increase shareholder value by (a) motivating superior employee performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by the Company’s and its Subsidiaries’ (as hereinafter defined) employees, and (c) enabling the Company to attract and retain the services of employees upon whose judgment, interest, and effort the successful conduct of its operations is largely dependent.

ARTICLE II
DEFINITIONS

     2.1. Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

     Adjusted Net Income. “Adjusted Net Income” means the Company’s consolidated net income applicable to common stockholders as it appears on an income statement of the Company prepared in accordance with generally accepted accounting principles, excluding the effects of Extraordinary Items.

     Adjustment Event. “Adjustment Event” means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of             shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affecting the Common Stock of the Company.

     Alternative Awards. “Alternative Awards” shall have the meaning set forth in Section 10.3.

     Annual Incentive Awards. “Annual Incentive Awards” means an Award made pursuant to Article IX of the Plan with a Performance Cycle of one year or less.

     Approved Retirement. “Approved Retirement” means termination of a Participant’s employment on or after attaining age 55 and completing such period of service as the Committee shall determine from time to time. Notwithstanding the foregoing, the term “Approved Retirement” shall not apply to any Participant whose employment with the Company or a Subsidiary has been terminated for Cause, whether

1

     or not such individual is deemed to be retirement eligible or would otherwise satisfy the criteria set forth by the Committee as noted in the preceding sentence.

     Award. An “Award” means the award of an Annual Incentive Award, a Long-Term Performance Unit Award, an Option, a SAR, a Restricted Unit, Restricted Stock or Performance Share, including any associated Dividend Equivalents, under the Plan, and shall also include an award of Restricted Stock or Restricted Units (including any associated Dividend Equivalents) made in conjunction with other incentive programs established by the Company or its Subsidiaries and so designated by the Committee.

     Beneficial Owner. “Beneficial Owner” means any “person,” as such term is used in Section 13(d) of the Act, who, directly or indirectly, has or shares the right to vote, dispose of, or otherwise has “beneficial ownership” of such securities (within the meaning of Rule 13d-3 and Rule 13d-5 under the Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing).

     Board. “Board” means the Board of Directors of the Company.

     Cause. “Cause” means, with respect to a Participant, any of the following (as determined by the Committee in its sole discretion): (i) dishonesty, fraud or misrepresentation; (ii) inability to obtain or retain appropriate licenses; (iii) violation of any rule or regulation of any regulatory agency or self-regulatory agency; (iv) violation of any policy or rule of the Company or any Subsidiary; (v) commission of a crime; (vi) breach by a Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Subsidiary, or (vii) any act or omission detrimental to the conduct of the business of the Company or any Subsidiary in any way.

     Change of Control. A “Change of Control” shall be deemed to have occurred if:

     (i) any Person is or becomes the Beneficial Owner, either directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s securities; or

     (ii) any transaction occurs with respect to the Company which is subject to the prior notice requirements of the Change in Bank Control Act of 1978; or

     (iii) any transaction occurs with respect to the Company which will require a “company” as defined in the Bank Holding Company Act of 1956, as amended, to obtain prior approval of the Federal Reserve Board under Regulation Y; or

     (iv) any plan or proposal for the liquidation of the Company is adopted by the stockholders of the Company; or

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     (v) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contests by or on behalf of a Person other than the Board; or

     (vi) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

     (vii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty (50) percent of the combined voting power of the Company or other corporation resulting from such Transaction; or

     (viii) any other event occurs which the Board declares to be a Change of Control.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred merely as a result of an underwritten offering of the equity securities of the Company where no Person (including any “group” (within the meaning of Rule 13d-5(b) under the Exchange Act)) acquires more than twenty-five percent (25%) of the beneficial ownership interests in such securities.

     Change of Control Price. “Change of Control Price” means the highest price per share of Common Stock paid in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Common Stock on any of the 30 trading days immediately preceding the date on which a Change of Control occurs.

     Code. “Code” means the Internal Revenue Code of 1986, as amended, including, for these purposes, any regulations promulgated by the Internal Revenue Service with respect to the provisions of the Code (“Treasury Regulations”), and any successor thereto.

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     Committee. “Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board shall designate from time to time, which committee shall consist of two or more members, each of whom shall be a “Non Employee Director” within the meaning of Rule 16b-3, as promulgated under the Exchange Act, and an “independent director” under Section 303A of the New York Stock Exchange’s Listed Company Manual, or any successors thereto.

     Common Stock. “Common Stock” means the common stock of the Company, par value $1.00 per share.

     Company. “Company” means Doral Financial Corporation, a Puerto Rico corporation, and any successor thereto.

     Covered Employees. “Covered Employees” are any Executive Officers or other Eligible Individuals who are “covered employees” within the meaning of Code Section 162(m).

     Disability. “Disability” means the complete and permanent inability by reason of illness or accident to perform the duties of the occupation in which an Eligible Individual was employed when such disability commenced.

     Dividends. “Dividends” means the regular cash dividends paid by the Company upon one share of Common Stock from time to time.

     Dividend Equivalents. “Dividend Equivalents” means an amount equal to the regular cash dividends paid by the Company upon one share of Common Stock in connection with the grant of Restricted Units, Performance Shares, Options, and/or SARs awarded to a Participant in accordance with Article VIII of the Plan.

     Domestic Partner. “Domestic Partner” means any person qualifying to be treated as a domestic partner of a Participant under the applicable policies, if any, of the Company or Subsidiary that employs the Participant.

     Effective Date. “Effective Date” generally means the first date upon which the Plan shall become effective, which will be the date the Plan has been both (a) approved by the Board on February 24, 2004, and (b) approved by a majority of the votes cast at a duly held stockholders’ meeting (currently scheduled for April 21, 2004) at which the requisite quorum, as set forth in the Company’s Amended and Restated Certificate of Incorporation, of outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. However, for purposes of any Option grant that is an ISO or a QSO, the term “Effective Date” shall mean solely the adoption of the Plan by the Board.

     Eligible Individual. For purposes of this Plan only, “Eligible Individual” means any individual who is an employee of the Company or any Subsidiary.

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     Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     Executive Officer. “Executive Officer” means each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

     Extraordinary Items. “Extraordinary Items” means (i) extraordinary, unusual and/or non-recurring items of gain or loss, including but not limited to, restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, all of which are identified in the Company’s audited financial statements or the Company’s annual report to stockholders.

     Fair Market Value. “Fair Market Value” means, on any date, the price of the last trade, regular way, in the Common Stock on such date on the New York Stock Exchange or, if at the relevant time, the Common Stock is not listed to trade on the New York Stock Exchange, on such other recognized quotation system on which the trading prices of the Common Stock are then quoted (the “Applicable Exchange”). In the event that (i) there are no Common Stock transactions on the Applicable Exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported and (ii) the Applicable Exchange adopts a trading policy permitting trades after 5 P.M. Eastern Standard Time (“EST”), Fair Market Value shall mean the last trade, regular way, reported on or before 5 P.M. EST (or such earlier or later time as the Committee may establish from time to time).

     Family Member. “Family Member” means, as to a Participant, any (i) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law (including adoptive relationships), or Domestic Partner of such Participant, (ii) trusts for the exclusive benefit of one or more such persons and/or the Participant and (iii) other entity owned solely by one or more such persons and/or the Participant.

     Incumbent Directors. “Incumbent Directors” means, with respect to any period of time specified under the Plan for purposes of determining a Change of Control, the persons who were members of the Board at the beginning of such period.

     ISO. “ISO” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

     Long-Term Performance Unit Award. A “Long-Term Performance Unit Award” means an Award made pursuant to Article IX of the Plan, which are units valued by reference to property other than Common Stock (including cash), the number or value of such units which may be adjusted over a Performance Cycle based on the satisfaction of Performance Goals.

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     Nonstatutory Stock Option. “Nonstatutory Stock Option” means an Option that is not an ISO or a QSO.

     Option (including ISOs, QSOs and Nonstatutory Stock Options). “Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an ISO, (ii) a QSO or (iii) a Nonstatutory Stock Option.

     Participant. “Participant” shall have the meaning set forth in Article III of the Plan.

     Performance Cycle. “Performance Cycle” means the period, not to exceed five (5) years, selected by the Committee during which the performance of the Company or any Subsidiary or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

     Performance Goals. “Performance Goals” means the objectives for the Company, any Subsidiary or business unit thereof, or an Eligible Individual that may be established by the Committee for a Performance Cycle with respect to any performance-based Awards contingently granted under the Plan.

     Performance Shares. “Performance Shares” means an Award made pursuant to Article IX of the Plan, which are units denominated in Common Stock, the number of such units which may be adjusted over a Performance Cycle based upon the satisfaction of Performance Goals.

     Person. “Person” means any person (within the meaning of Section 3(a)(9) of the Exchange Act), including any group (within the meaning of Rule 13d-5(b) under the Exchange Act), but excluding any of the Company, any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary.

     Plan Year. “Plan Year” means a period of twelve months commencing on January 1st and ending on the next December 31st.

     PR Code. “PR Code” means the Puerto Rico Internal Revenue Code of 1994, as amended, including, for these purposes, any regulations promulgated by the Puerto Rico Department of the Treasury with respect to the provisions of the PR Code, and any successor thereto.

     QSO. “QSO” means an Option that is a “qualified stock option” within the meaning of PR Code Section 1046.

     Restricted Period. “Restricted Period” means the period of time during which Restricted Units or shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) pursuant to Article VIII of the Plan.

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     Restricted Stock. “Restricted Stock” means Common Stock awarded to a Participant pursuant to the Plan that is subject to forfeiture and restrictions on transferability in accordance with Article VIII of the Plan.

     Restricted Unit. “Restricted Unit” means a Participant’s right to receive, pursuant to this Plan, one share of Common Stock at the end of a specified period of time, which right is subject to forfeiture in accordance with Article VIII of the Plan.

     SAR. “SAR” means a stock appreciation right granted under Article VII in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in cash or Common Stock, at the discretion of the Committee (which discretion may be exercised at or after grant, including after exercise of the SAR), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

     Subsidiary. “Subsidiary” means any corporation or partnership in which the Company owns, directly or indirectly, more than fifty percent (50%) of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

     2.2. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

     3.1. Participants. Participants in the Plan shall be those Eligible Individuals designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.

     3.2. Types of Awards. The Committee (or its delegate) may grant any or all of the Awards specified herein to any particular Participant (subject to the applicable limitations set forth in the Plan). Any Award may be made for one (1) year or multiple years without regard to whether any other type of Award is made for the same year or years.

ARTICLE IV
POWERS OF THE COMMITTEE

     4.1. Power to Grant. The Committee shall have the authority, subject to the terms of the Plan, to determine those Eligible Individuals to whom Awards shall be granted and the terms and conditions of any and all Awards including, but not limited to:

(a)	the number of shares of Common Stock to be covered by each Award;

(b)	the time or times at which Awards shall be granted;

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(c)	the terms and provisions of the instruments by which Options may be evidenced, including the designation of Options as ISOs, QSOs or Nonstatutory Stock Options;

(d)	the determination of the period of time during which restrictions on Restricted Stock or Restricted Units shall remain in effect;

(e)	the establishment and administration of any Performance Goals applicable to Awards granted under the Plan;

(f)	the determination of Participants’ Long-Term Performance Unit Awards or Performance Share Awards, including any Performance Goals and Performance Cycles; and

(g)	the development and implementation of specific stock-based programs for the Company and its Subsidiaries that are consistent with the intent and specific terms of the framework created by this Plan; and

(h)	the right of a Participant to defer receipt of payment of an Award, including the establishment of a trust to hold the amounts payable pursuant to an Award, including, but not limited to, shares of Common Stock.

Appropriate officers of the Company or any Subsidiary may suggest to the Committee the Eligible Individuals who should receive Awards, which the Committee may accept or reject in its sole discretion. The Committee shall determine the terms and conditions of each Award at the time of grant. The Committee may establish different terms and conditions for different Participants and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

     4.2. Administration.

     (a) Rules, Interpretations and Determinations. The Committee shall administer the Plan. Any Award granted by the Committee under the Plan may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine. The Committee shall have full authority to interpret and administer the Plan, to establish, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to construe the respective Award agreements and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee shall be final, binding, and conclusive for all purposes and upon all persons.

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     The Committee’s determinations under the Plan (including the determination of the Eligible Individuals to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements hereunder) may vary, and need not be uniform, whether or not any such Eligible Individuals could be deemed to be similarly situated.

     (b) Agents and Expenses. The Committee may appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. The Committee may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

     (c) Delegation of Authority. Notwithstanding anything else contained in the Plan to the contrary herein, the Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any employee of the Company or any group of employees of the Company or its affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers. Only the Committee may select, grant, administer, or exercise any other discretionary authority under the Plan in respect of Awards granted to such Participants who are Executive Officers.

     4.3. Newly Eligible Participants. The Committee shall be entitled to make such rules, determinations and adjustments, as it deems appropriate with respect to any Participant who becomes eligible to receive a performance-based Award after the commencement of a Performance Cycle.

     4.4. Restrictive Covenants and Other Conditions. Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions in addition to the provisions regarding exercisability of the Award (such as restrictions on the ability to transfer the underlying shares of Common Stock) or covenants in favor of the Company and/or one or more Subsidiaries (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information) that may have effect during or following the termination of the Participant’s employment with the Company and its Subsidiaries and before or after the Award has been exercised, including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the exercise of the Award prior to any breach of any such covenant by the Participant.

     4.5. Performance Based Compensation Interpretations; Limitations on Discretion. Notwithstanding anything contained in the Plan to the contrary, to the extent the Committee has required upon grant that any Annual Incentive Award, Long-Term Performance Unit Award,

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Performance Share, Restricted Unit or Restricted Stock must qualify as “other performance based compensation” within the meaning of Section 162(m)(4)(c) of the Code, the Committee shall (a) specify and approve the specific terms of any Performance Goals with respect to such Awards in writing no later than ninety (90) days from the commencement of the Performance Cycle to which the Performance Goal or Goals relate, and (b) not be entitled to exercise any subsequent discretion otherwise authorized under the Plan (such as the right to authorize payout at a level above that dictated by the achievement of the relevant Performance Goals) with respect to such Award if the ability to exercise discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.

     4.6. Indemnification. No member of the Committee shall be personally liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination related to the Plan, if, in either case, such member, director or employee made or took such action, omission, or determination in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN; OTHER LIMITATIONS

     5.1. Plan Limits.

     (a) Shares Available for Awards: Subject to the provisions of Section 5.4, the number of shares of Common Stock issuable under the Plan for Awards shall be 4,000,000.

     (b) The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock purchased by the Company for such purpose, treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

     5.2. Individual Award Limitations. Subject to the provisions of Section 5.4, the following individual Award limits apply:

     (a) Options/SARs: During any three (3) year period, the total number of shares of Common Stock subject to Options and SARs awarded to any Participant may not exceed 2,500,000.

     (b) Individual Performance-Based Limitations: To the extent that any Annual Incentive, Long-Term Performance Unit, Restricted Stock, Restricted Unit and Performance Share Awards to a Participant are intended to satisfy the requirements of Code Section 162(m)(4)(C) as “other performance based compensation,” the maximum

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aggregate amount of such Award(s) paid or otherwise made available to such Participant shall not exceed one-half of one percent (0.5%) of Adjusted Net Income for the most recently reported year ending December 31 prior to the year such Award or Awards is or are paid or otherwise made available.

     5.3. Cancelled, Terminated, or Forfeited Awards. Should an Award under this Plan for any reason expire without having been exercised, be cancelled, repurchased by the Company, terminated or forfeited or otherwise settled without the issuance of any Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a Restricted Stock or Restricted Unit Award that are subsequently forfeited), any such shares of Common Stock subject to such Award shall again be available for grants of Awards under the Plan.

     5.4. Adjustment in Capitalization. In the event of any Adjustment Event, (a) the aggregate number of shares of Common Stock available for Awards under Section 5.1, (b) the aggregate limitations on the number of shares that may be awarded as a particular type of Award or that may be awarded to any particular Participant in any particular period under Section 5.2 and (c) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards shall be appropriately adjusted by the Committee, in its discretion, with respect to such Adjustment Event, and the Committee’s determination shall be conclusive. To the extent deemed equitable and appropriate by the Committee and subject to any required action by shareholders of the Company, in any Adjustment Event that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Plan shall be deemed to pertain to the securities and other property, including cash, to which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such Adjustment Event.

Any shares of stock (whether Common Stock, shares of stock into which shares of Common Stock are converted or for which shares of Common Stock are exchanged or shares of stock distributed with respect to Common Stock) or cash or other property received with respect to any award of Restricted Stock or Restricted Units granted under the Plan as a result of any Adjustment Event or any distribution of property shall, except as provided in Article X or as otherwise provided by the Committee, be subject to the same terms and conditions, including restrictions on transfer, as are applicable to such shares of Restricted Stock or Restricted Units and any stock certificate(s) representing or evidencing any shares of stock so received shall be legended in such manner as the Company deems appropriate.

ARTICLE VI
STOCK OPTIONS

     6.1. Grant of Options. Subject to the provisions of Section 5.1, Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of three types: (i) ISOs, (ii) QSOs and (iii) Nonstatutory Stock Options. Except as otherwise provided herein, the Committee shall have complete discretion in

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determining the number of Options, if any, to be granted to a Participant, except that (i) ISOs may only be granted to Eligible Individuals who satisfy the requirements for eligibility set forth under Code Section 424, and (ii) QSOs may only be granted to Eligible Individuals who satisfy the requirements for eligibility set forth under PR Code Section 1046. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event (including, but not limited to, the completion of an individual or corporate Performance Goal) the occurrence of which is an express condition precedent to the grant of the Option. Subject to Section 5.4, the Committee shall determine the number of Options, if any, to be granted to the Participant. Each Option grant shall be evidenced by an Option agreement (in electronic or written form) that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Options may be granted in tandem with SARs (as described in more detail in Article VII), and/or with associated Dividend Equivalents (as described in more detail in Article VIII).

     6.2. Exercise Price; No Repricing or Substitution of Options. Nonstatutory Stock Options, ISOs and QSOs granted pursuant to the Plan shall have an exercise price no less than the Fair Market Value of a share of Common Stock on the date the Option is granted. Except as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option nor to grant any new Options or other Awards in substitution for or upon the cancellation of Options previously granted which shall have the effect of reducing the exercise price of any outstanding Option.

     6.3. Exercise of Options. Unless the Committee shall determine otherwise at the time of grant, one-third (1/3) of each Option granted pursuant to the Plan shall become exercisable on each of the first three (3) anniversaries of the date such Option is granted; provided that the Committee may establish performance-based criteria for exercisability of any Option. Subject to the provisions of this Article VI, once any portion of any Option has become exercisable it shall remain exercisable for its remaining term. Once exercisable, an Option may be exercised from time to time, in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable. The Committee shall determine the term of each Option granted, but, except as expressly provided below, in no event shall any such Option be exercisable for more than 10 years after the date on which it is granted.

     6.4. Payment. The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefore. Without limiting the generality of the foregoing, payment of the exercise price may be made: (i) in cash or its equivalent (ii) by exchanging shares of Common Stock (which are not the subject of any pledge or other security interest) owned by the person exercising the Option (through actual tender or by attestation); (iii) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Common Stock; or (iv) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common

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Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price. The Company may not make a loan to a Participant to facilitate such Participant’s exercise of any of his or her Options or payment of taxes.

     6.5. ISOs and QSOs. Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the Effective Date of the Plan. Except as may otherwise be provided for under the provisions of Article X of the Plan, no term of this Plan relating to ISOs or QSOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the ISO, QSO or the Plan under Section 422 of the Code or Section 1046 of the PR Code, or, without the consent of any Participant affected thereby, to disqualify any ISO under such Section 422 or any QSO under such Section 1046.

     6.6. Termination of Employment. Unless otherwise determined by the Committee at or following the time of grant, the following provisions of the Plan shall apply in the event of the Participant’s termination of employment:

     (a) Due to Death. In the event a Participant’s employment terminates by reason of death, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant’s estate or as may otherwise be provided for in accordance with the requirements of Section 12.2, at any time prior to the earlier to occur of the (i) expiration of the term of the Options or (ii) third (3rd) anniversary (or such earlier date as the Committee shall determine at the time of grant) of the Participant’s death; provided, however, that Nonstatutory Stock Options shall be deemed to be amended to provide that they are exercisable for not less than one (1) year after a Participant’s death even if such period exceeds the expiration of the term of the original grant of such Nonstatutory Stock Options.

     (b) Due to Disability. In the event a Participant’s employment is terminated by his or her employer by reason of Disability, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s designated beneficiary, and if none is named, by the person determined in accordance with the requirements of Section 12.2), at any time prior to the expiration date of the term of the Options or within three (3) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant’s termination of employment, whichever period is shorter.

     (c) Due to Approved Retirement. In the event a Participant’s employment terminates by reason of Approved Retirement, any Options granted to such Participant which are then outstanding shall become immediately exercisable in full and may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s estate or as otherwise may be provided for in accordance with Section 12.2), at any time prior to the expiration date of the term of the Options or within five (5) years (or such

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shorter period as the Committee shall determine at the time of grant) following the Participant’s Approved Retirement, whichever period is shorter.

     (d) Due to Cause. In the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the exercise of any such Award for a period of up to twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 6.6, in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 6.6(d) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

     (e) Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’s resignation from the Company or any Subsidiary, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter.

     (f) Due to Any Other Reason. In the event the employment of the Participant shall terminate for any reason other than one described in Section 6.6(a) through (e), any Options granted to such Participant which are exercisable at the date of the Participant’s termination of employment may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s estate or as may otherwise be provided for in accordance with the requirements of Section 12.2) at any time prior to the expiration of the term of the Options or the ninetieth (90th) day following the Participant’s termination of employment, whichever period is shorter, and any Options that are not exercisable at the time of termination of employment shall be forfeited at the time of such termination and not be exercisable thereafter.

ARTICLE VII
STOCK APPRECIATION RIGHTS (SARs)

     7.1. Grant of SARs. SARs may be granted to any Participants, all Participants or any class of Participants at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option, on a freestanding basis, not related to any other Award, and/or with associated Dividend Equivalents. A grant of a SAR shall be evidenced in writing, whether as part of the agreement governing the terms of the Option, if any, to which such SARs relate or pursuant to a separate written agreement with respect to freestanding SARs, in each case containing such provisions not inconsistent with the Plan as the Committee shall approve.

     7.2. Terms and Conditions of SARs. Notwithstanding the provisions of Section 7.1, unless the Committee shall otherwise determine the terms and conditions (including, without

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limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the SAR) applicable with respect to (i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and (ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 6 were the grant of the SARs a grant of an Option (including, but not limited to, the application of Section 6.6).

     7.3. Exercise of Tandem SARs. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Stock for which the related Award is then exercisable.

     7.4. Payment of SAR Amount. Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

     (a) the excess, if any, of the Fair Market Value of a share of Stock at the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant, by

     (b) the number of shares of Common Stock with respect to which the SARs are then being exercised;

provided, however, that at the time of grant with respect to any SAR payable in cash, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon the exercise of such SAR.

ARTICLE VIII
RESTRICTED STOCK, RESTRICTED UNITS AND DIVIDEND EQUIVALENTS

     8.1. Grant of Restricted Stock and Restricted Units. The Committee, in its sole discretion, may make Awards to Participants of Restricted Stock or Restricted Units. Any Award made hereunder of Restricted Stock or Restricted Units shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan (including, but not limited to, requiring the Participant to pay the Company an amount equal to the par value per share for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its sole discretion, either at the time of grant or thereafter. As determined by the Committee, with respect to an Award of Restricted Stock, the Company shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period. In the case of an Award of Restricted Units, no shares of Common Stock shall be issued at the time an Award is made, and the Company shall not be required to set aside a fund for the payment of such Award. Dividends

15

or Dividends Equivalents (if connected with the grant of Restricted Units) may be subject to the same terms and conditions as the underlying Award of Restricted Stock or Restricted Units.

     8.2. Grant, Terms and Conditions of Dividend Equivalents. The Committee, in its sole discretion, may make Awards to Participants of Dividend Equivalents in connection with the grant of Restricted Units, Options, SARs and/or Performance Shares. Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the Dividend Equivalent) shall be substantially identical (to the extent possible taking into account the differences related to the character of the Dividend Equivalent) to the terms and conditions applicable to the associated Award.

     8.3. Restrictions on Transferability. Shares of Restricted Stock and Restricted Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided. Notwithstanding the foregoing, the Committee may permit (on such terms and conditions as it shall establish) shares of Restricted Stock and Restricted Units to be transferred during the Restricted Periods pursuant to Section 12.1, provided that any shares of Restricted Stock or Restricted Units so transferred shall remain subject to the provisions of this Article VIII.

     8.4. Rights as a Shareholder. Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to such shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A Participant shall not have any right, in respect of Restricted Units or Dividend Equivalents awarded pursuant to the Plan, to vote on any matter submitted to the Company’s stockholders until such time as the shares of Common Stock attributable to such Restricted Units (and, if applicable, Dividend Equivalents) have been issued.

     8.5. Restricted Period. Unless the Committee shall otherwise determine at the date an Award of Restricted Stock or Restricted Units (including any Dividend Equivalents issued in connection with such Restricted Units) is made to the Participant by the Committee, the Restricted Period shall commence upon the date of grant by the Committee and shall lapse with respect to the shares of Restricted Stock or Restricted Units on the third (3rd) anniversary of the date of grant, unless sooner terminated as otherwise provided herein.

     8.6. Legending or Equivalent. To the extent that certificates are issued to a Participant in respect of shares of Restricted Stock awarded under the Plan (or in the event that such Restricted Stock are held electronically), such shares shall be registered in the name of the Participant and shall have such legends (or account restrictions) reflecting the restrictions of such Awards in such manner as the Committee may deem appropriate.

     8.7. Termination of Employment. Unless the Committee shall otherwise determine at or subsequent to the date of grant:

     (a) Due to Death. In the event a Participant’s employment terminates by reason of death, the Restricted Period will lapse as to the entire portion of the shares of

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Restricted Stock and/or Restricted Units (including any associated Dividend Equivalents) transferred or issued to such Participant under the Plan.

     (b) Due to Disability. In the event a Participant’s employment terminates by reason of Disability, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units (including any associated Dividend Equivalents) transferred or issued to such Participant under the Plan.

     (c) Due to Approved Retirement. In the event a Participant’s employment terminates by reason of Approved Retirement, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units transferred or issued to such Participant under the Plan (including any associated Dividend Equivalents).

     (d) Due to Cause. In the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, any Restricted Stock or Restricted Units (including any associated Dividend Equivalents) granted to such Participant shall be forfeited at the time of such termination, and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of Restricted Stock or Restricted Units (including any Dividend Equivalents) for a period of up to twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 8.7, in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 8.7(d) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

     (e) Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’s resignation from the Company or any Subsidiary, any Restricted Stock granted to such Participant and all Restricted Units (including any associated Dividend Equivalents) credited to such Participant shall be forfeited upon the Participant’s termination of employment.

     (f) Due to Any Other Reason. In the event a Participant’s employment is terminated by the Company or any Subsidiary for any other reason during the applicable vesting period, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of shares of Restricted Stock or Restricted Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the applicable vesting period during which the Participant was an active employee and the denominator of which is the number of months in the applicable vesting period (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Restricted Stock or Restricted Units shall be considered vested and payment of such pro-rated Awards is to be made to the Participant (or beneficiaries or

17

     estate, if the Participant subsequently dies) as soon as practicable after the Participant’s termination of employment.

     8.8. Issuance of New Certificate or Equivalent; Settlement of Restricted Units and Dividend Equivalents. Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed under Section 8.3 and the Company shall issue or have issued new share certificates (or remove any such restrictions that may have been established electronically) without the legend or equivalent described in Section 8.6 in exchange for those previously issued. Upon the lapse of the Restricted Period with respect to any Restricted Units, the Company shall deliver to the Participant, or the Participant’s beneficiary or estate, as provided in Section 12.2, one share of Common Stock for each Restricted Unit as to which restrictions have lapsed and any Dividend Equivalents credited with respect to such Restricted Units and any interest thereon. The Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for Restricted Units and/or Dividend Equivalents. If a cash payment is made in lieu of delivering Common Stock for Restricted Units, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the Restricted Period lapsed with respect to the related Restricted Unit.

ARTICLE IX
ANNUAL INCENTIVE AWARDS,
LONG-TERM PERFORMANCE UNIT AWARDS
AND PERFORMANCE SHARE AWARDS

     9.1. Annual Incentive Awards.

          (a) General Description. At the direction of the Committee, Annual Incentive Awards may be made to Participants and, unless determined otherwise by the Committee at or after the date of grant, shall be paid in cash.

          (b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under Code Section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts are consistent with the limits provided under Section 5.2(b).

          (c) Payment of Annual Incentive Awards. Unless the Committee determines otherwise either at grant or thereafter, in the event a Participant terminates employment before the end of an annual Performance Cycle due to death, Disability, or Approved Retirement, such Participant, or his or her estate, shall be eligible to receive a prorated Annual Incentive Award based on (a) in the case of death or Disability, full achievement of the Participant’s Performance Goals for such Performance Cycle, and (b) in the case of Approved Retirement, the actual achievement of the Performance Goals for such Performance Cycle, in each case prorated for the portion of the Performance Cycle

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completed before the Participant’s termination of employment. If a Participant terminates employment before payment of an Annual Incentive Award is authorized by the Committee for any reason other than death, Disability or Approved Retirement, the Participant shall forfeit all rights to such Annual Incentive Award unless otherwise determined by the Committee.

     9.2. Long-Term Performance Unit Awards.

     (a) General Description. At the discretion of the Committee, grants of Long-Term Performance Unit Awards may be made to Participants.

     (b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under Code Section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2(b).

     (c) Payment of Long-Term Performance Unit Awards. Long-Term Performance Unit Awards shall be payable in cash, Common Stock, or a combination of cash and Common Stock at the discretion of the Committee. Unless the Committee shall otherwise determine at or subsequent to the date of grant:

     (i) Due to Death. In the event a Participant’s employment terminates by reason of death during the applicable Performance Cycle, the Participant’s estate or beneficiaries will receive a lump sum payment as soon as practicable of such Long-Term Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

     (ii) Due to Disability. In the event a Participant’s employment terminates by reason of Disability during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) will receive a lump sum payment as soon as practicable of such Long-Term Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

     (iii) Due to Approved Retirement. In the event a Participant’s employment terminates by reason of Approved Retirement during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Long-Term Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and

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(ii) the resulting reduced number of Long-Term Performance Units shall be considered vested and payment made to the Participant in a lump sum as soon as practicable after the completion of the respective Performance Cycle and the final valuation of such Units is determined.

     (iv) Due to Cause. In the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, any outstanding Long-Term Performance Unit Awards shall be cancelled and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Long-Term Performance Unit Awards received within a period of twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 9.2(c)(iv), in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 9.2(c)(iv) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

     (v) Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’ s resignation from the Company or any Subsidiary, any Long-Term Performance Units credited to such Participant shall be forfeited upon the Participant’s termination of employment.

     (vi) Due to Any Other Reason. In the event a Participant’s employment is terminated by the Company or any Subsidiary for any other reason during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Long-Term Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and  (ii) the resulting reduced number of Long-Term Performance Units shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Long-Term Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

     9.3. Performance Shares.

     (a)  General Description. At the discretion of the Committee, grants of Performance Share Awards may be made to Participants.

     (b)  Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based

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Awards described generally under Code Section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2(b).

     (c)  Payment of Performance Share Awards. Performance Share Awards shall be payable in Common Stock. Unless the Committee shall otherwise determine at or subsequent to the date of grant:

     (i) Due to Death. In the event a Participant’s employment terminates by reason of death during the applicable Performance Cycle, the Participant’s estate or beneficiaries will receive a lump sum payment as soon as practicable of such Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.

     (ii) Due to Disability. In the event a Participant’s employment terminates by reason of Disability during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) will receive a lump sum payment as soon as practicable of such Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.

     (iii) Due to Approved Retirement. In the event a Participant’s employment terminates by reason of Approved Retirement during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant in a lump sum as soon as practicable after the completion of the respective Performance Cycle and the final number of Performance Shares has been determined.

     (iv) Due to Cause. In the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, any outstanding Performance Share Awards shall be cancelled and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Performance Share Awards received within a period of twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 9.3(c)(iv), in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 9.3(c)(iv)

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will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

     (v) Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’s resignation from the Company or any Subsidiary, any Performance Share Awards credited to such Participant shall be forfeited upon the Participant’s termination of employment.

     (vi) Due to Any Other Reason. In the event a Participant’s employment is terminated by the Company or an Subsidiary for any other reason during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.

ARTICLE X
CHANGE OF CONTROL

     10.1. Accelerated Vesting and Payment of Awards. Subject to the provisions of Section 10.3, in the event of a Change of Control each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, and the Restricted Period shall lapse as to each share of Restricted Stock and each Restricted Unit then outstanding. In connection with such a Change of Control, the Committee may, in its discretion, provide that each Option, SAR, Restricted Stock and/or Restricted Unit shall, upon the occurrence of such Change of Control, be cancelled in exchange for a payment per share/unit (the “Settlement Payment”) in an amount based on the Change of Control Price. Such Settlement Payment shall be in the form of cash.

     10.2. Long-Term Performance Unit Awards and Performance Share Awards. Subject to the provisions of Section 10.3, in the event of a Change of Control, (a) any outstanding Long-Term Performance Unit Awards or Performance Share Awards relating to Performance Cycles ending prior to the Change of Control which have been earned but not paid shall become immediately payable, (b) all then-in-progress Performance Cycles for Long-Term Performance Unit Awards or Performance Share Awards that are outstanding shall end, and all Participants shall be deemed to have earned an award equal to the Participant’s target award opportunity for the Performance Cycle in question, and (c) the Company shall pay all such Long-Term Performance Unit Awards and Performance Share Awards as a Settlement Payment within thirty

22

     (30) days of such Change of Control, based on the Change of Control Price. Such Settlement Payment shall be in cash.

     10.3. Alternative Awards. Notwithstanding Section 10.1 or 10.2, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

     (a) be based on stock that is traded on an established securities market;

     (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share, including, but not limited to, an identical or better exercise or vesting schedules;

     (c) (have substantially equivalent value to such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share (determined at the time of the Change in Control); and

     (d) have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated for any reason other than for Cause, all of such Participant’s Options, SARs, Restricted Stock, Restricted Units, Long-Term Performance Units and/or Performance Shares shall be deemed immediately and fully exercisable and/or all restrictions shall lapse, and shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities, or in a combination thereof, in an amount equal to (i) the Fair Market Value of such stock on the date of the Participant’s termination (with respect to any Restricted Stock, and/or Restricted Units), (ii) the excess of the Fair Market Value of such stock on the date of the Participant’s termination over the corresponding exercise or base price per share, if any (with respect to any Option and/or SARs), or (iii) the Participant’s target award opportunity for the Performance Cycle in question (with respect to any Long-Term Performance Units or Performance Shares).

ARTICLE XI
AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

     11.1. General. The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, in whole or in part, without notice to or the consent of any participant or employee; provided, however, that any amendment which would (i) increase the

23

number of shares available for issuance under the Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR) may be granted or (iii) change the individual Award limits shall be subject to the approval of the Company’s shareholders. No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant, provided, however, that

     (a) any change pursuant to, and in accordance with the requirements of, Article X;

     (b) any acceleration of payments of amounts accrued under the Plan by action of the Committee or by operation of the Plan’s terms; or

     (c) any decision by the Committee to limit participation (or other features of the Plan) prospectively under the Plan shall not be deemed to violate this provision.

ARTICLE XII
MISCELLANEOUS PROVISIONS

     12.1. Transferability of Awards. No Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may, in the Award agreement or otherwise, permit transfers of Nonstatutory Stock Options with or without tandem SARs, freestanding SARs, Restricted Stock and Restricted Units to Family Members (including, without limitation, transfers effected by a domestic relations order).

     12.2. Treatment of Any Outstanding Rights or Features Upon Participant’s Death. Any Awards, rights or features remaining unexercised or unpaid at the Participant’s death shall be paid to, or exercised by, the Participant’s estate except where otherwise provided by law, or when done in accordance with other methods (including a beneficiary designation process) put in place by the Committee or a duly appointed designee from time to time. Except as otherwise provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any options, rights or remedies under this Plan.

     12.3. Deferral of Payment. The Committee may, in the Award agreement or otherwise, permit a Participant to elect, upon such terms and conditions as the Committee may establish, to defer receipt of shares of Common Stock that would otherwise be issued upon exercise or vesting of an Award. Notwithstanding anything else contained herein to the contrary, deferrals shall not be permitted hereunder in a way that will result in the Company or any Subsidiary being required to recognize a financial accounting charge due to such deferral that is substantially greater than the charge, if any, that was associated with the underlying Award.

     12.4. Awards in Substitution for Awards Granted By Other Companies. Awards may be granted under the Plan from time to time as replacements for awards (including, but not limited

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to, options, common stock, restricted stock, performance shares or performance units) held by employees of other companies who become Employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing company with the Company, or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing company. Shares issued in connection with such substitute Awards shall not reduce the number of shares of Common Stock issuable under Section 5.1 of the Plan.

     12.5. No Guarantee of Employment or Participation. The existence of the Plan shall not be deemed to constitute a contract of employment between the Company or any affiliate and any Eligible Individual or Participant, nor shall it constitute a right to remain in the employ of the Company or any affiliate. The terms or existence of this Plan, as in effect at any time or from time to time, or any Award granted under the Plan, shall not interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or any other affiliate of the Company. Each employee of the Company or any Subsidiary remains at will. Except to the extent expressly selected by the Committee to be a Participant, no person (whether or not an Eligible Individual or a Participant) shall at any time have a right to be selected for (or additional) participation in the Plan, despite having previously participated in an incentive or bonus plan of the Company or an affiliate.

     12.6. Tax Withholding. The Company, Subsidiary or an affiliate shall have the right and power to deduct from all payments or distributions hereunder, or require a Participant to remit to the Company promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy any federal, state, local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award. The Company may defer payments of cash or issuance or delivery of Common Stock until such withholding requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Common Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Common Stock (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of exercise not in excess of the amount required to satisfy the withholding tax obligations.

     12.7. No Limitation on Compensation; Scope of Liabilities. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans if and to the extent permitted by applicable law. The liability of the Company, Subsidiary or any affiliate under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of this Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any affiliate thereof or the Committee not expressly set forth un the Plan.

     12.8. Requirements of Law. The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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     12.9. Term of Plan. The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (a) the termination of the Plan pursuant to Article XI, or (b) when no more shares are available for issuance of Awards under the Plan.

     12.10. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Puerto Rico, without regard to principles of conflict of laws.

     12.11. Securities Law Compliance. Instruments evidencing Awards may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that the Participant represent to the Company in writing, when an Award is granted or when he receives shares with respect to such Award (or at such other time as the Committee deems appropriate) that he is accepting such Award, or receiving or acquiring such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only and with no present intention to transfer, sell or otherwise dispose of such shares except such disposition by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of the Participant. Such shares shall be transferable, or may be sold or otherwise disposed of only if the proposed transfer, sale or other disposition shall be permissible pursuant to the Plan and if, in the opinion of counsel satisfactory to the Company, such transfer, sale or other disposition at such time will be in compliance with applicable securities laws.

     12.12. No Impact On Benefits. Except as may otherwise be specifically provided for under any employee benefit plan, policy or program provision to the contrary, Awards shall not be treated as compensation for purposes of calculating an Eligible Individual’s right under any such plan, policy or program.

     12.13. No Constraint on Corporate Action. Except as provided in Article XI, nothing contained in this Plan shall be construed to prevent the Company, or any affiliate, from taking any corporate action (including, but not limited to, the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any Awards made under this Plan. No employee, beneficiary, or other person, shall have any claim against the Company, any Subsidiary, or any of its affiliates, as a result of any such action.

     12.14. Captions. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

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Doral Financial Corporation
1451 F.D. Roosevelt Ave.
San Juan, Puerto Rico 00920-2717

PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

     The undersigned holder of Common Stock of Doral Financial Corporation (the “Corporation”) hereby authorizes and appoints Salomon Levis, Zoila Levis and Richard F. Bonini, or any one or more of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of the Corporation to be held at the Seventh Floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico at 11:00 a.m., local time, on Wednesday, April 21, 2004 and any adjournment or adjournments of said meeting and thereat to vote and act with respect to all the shares of Common Stock of the Corporation that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.

     Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment thereof.

     Receipt of the Notice of Meeting and the related Proxy Statement is hereby acknowledged.

(Continues and to be signed on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 and 5.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

The Board of Directors recommends a vote FOR Items 1, 2, 3, 4 and 5.

No. 1 — Election Directors	No. 5 — Appointment of PricewaterhouseCoopers LLP as Independent Accountants

Nominees are 01 Richard F. Bonini, 02 Edgar M. Cullman, Jr., 03 John L. Ernst, 04 Peter A. Hoffman, 05 Efraim Kier, 06 Salomon Levis, 07 Zoila Levis, 08 Harold D. Vicente and 09 John B. Hughes.	FOR all listed nominees ☐	WITHHOLD as to all nominees ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

No. 2 — Amendment to Restated Certificate of Incorporation to increase number of authorized shares of Common Stock.

  FOR                  AGAINST               ABSTAIN
 ☐                      ☐                        ☐

No. 3. — Amendment to Restated Certificate of Incorporation to increase number of authorized shares of Serial Preferred Stock.

  FOR                  AGAINST               ABSTAIN
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No. 4 — Adoption of Omnibus Incentive Plan.

  FOR                  AGAINST               ABSTAIN
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To vote in accordance with the Board of Directors’ recommendation, just sign below. No boxes need to be checked.

Dated: __________________________, 2004

Signature

Signature

Please mark, date and sign as your name appears to the left and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If shares are held jointly, each shareholder named should sign.

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